________________________________________________________________________________


                          ELEPHANT & CASTLE GROUP INC.

                  Restated and Amended Senior Secured 14% Notes


                              ___________________

                            AMENDED AND RESTATED NOTE
                          AND STOCK PURCHASE AGREEMENT

                              ___________________


                             Dated December 17, 2004


________________________________________________________________________________

                                TABLE OF CONTENTS

                             (Not Part of Agreement)

                                                                                                      Page
                                                                                                      ----

1.   Amendment and Restatement of the Original Agreement............................................2
     1A.      Authorization of Issue of Notes.......................................................2

2.   Consideration..................................................................................3
     2A.      The Notes.............................................................................3
     2B.      Shares of Preferred Stock.............................................................3
     2C.      Security Interest.....................................................................3
     2D.      Warrant...............................................................................4

3.   Conditions of Closing..........................................................................4

4.   Prepayments....................................................................................5
     4A.      Optional Prepayment in Whole or in Part...............................................5
     4B.      Intentionally Omitted.................................................................5
     4C.      Mandatory Purchase at Holders' Option upon Certain Events.............................5
     4D.      Intentionally Omitted.................................................................6
     4E.      Notice of Prepayment..................................................................6
     4F.      Partial Prepayments...................................................................6
     4G.      Purchase of Notes.....................................................................6

5.   Certain Covenants..............................................................................6
     5A.      Financial Statements and Other Reports................................................6
     5B.      Certain Additional Information........................................................8
     5C.      Restricted Payments...................................................................9
     5D.      Board Nominee.........................................................................9
     5E.      Ratio of Earnings Before Interest, Taxes, Depreciation and Amortization to Interest
              Payable...............................................................................9
     5F.      Intentionally Omitted................................................................10
     5G.      Indebtedness.........................................................................10
     5H.      Sale of Assets.......................................................................10
     5I.      Merger, Consolidation, Sale, Lease, Transfer or other Disposition of Assets..........10
     5J.      Restricted Investments...............................................................10
     5K.      Notice...............................................................................11
     5L.      Inspection of Property...............................................................12
     5M.      Corporate Existence, Licenses and Permits; Maintenance of Properties.................12
     5N.      Taxes................................................................................12
     5O.      Insurance............................................................................12
     5P.      Books and Accounts...................................................................12
     5Q.      Notice of Events Involving Securities................................................13
     5R.      No "Prohibited Transactions" and Employee Benefits...................................13
     5S.      Restricted Liens.....................................................................14



                                      -ii-

     5T.      Compliance with Environmental Laws...................................................14
     5U.      Earnings.............................................................................14
     5V.      Transactions with Affiliates or Officers.............................................14
     5W.      Intentionally Omitted................................................................15
     5X.      No Deductions or Withholdings........................................................15
     5Y.      Sale of Stock of Subsidiaries........................................................15
     5Z.      Restrictions on Issuance of Equity...................................................15

6.   Events of Default and Remedies................................................................16

7.   Representations, Covenants and Warranties.....................................................18
     7A.      Organization, Standing and Qualification of Company and Subsidiaries.................18
     7B.      Corporate Authority..................................................................18
     7C.      Financial Statements.................................................................19
     7D.      Actions Pending......................................................................20
     7E.      Outstanding Debt; No Default.........................................................20
     7F.      Title, Liens.........................................................................20
     7G.      Taxes................................................................................20
     7H.      Burdensome and Conflicting Agreements and Charter Provisions.........................21
     7I.      Leases...............................................................................21
     7J.      Possession of Patents, etc...........................................................21
     7K.      Offering of Notes....................................................................22
     7L.      Broker's or Finder's Commissions.....................................................22
     7M.      Application of Proceeds..............................................................23
     7N.      Governmental Consent.................................................................23
     7O.      Holding Company Status...............................................................23
     7P.      Investment Company Status............................................................23
     7Q.      ERISA................................................................................23
     7R.      Disclosure...........................................................................24
     7S.      Capital Stock........................................................................24
     7T.      Environmental Compliance.............................................................24
     7U.      Transaction with Affiliates..........................................................26
     7V.      Discontinuance of Operations.........................................................26
     7W.      Licenses, Permits, etc...............................................................26
     7X.      Compliance with Laws.................................................................26
     7Y.      Relationship with General Electric Company...........................................27
     7Z.      Waived Interest......................................................................27

8.   Representations and Covenants of the Buyer....................................................27

9.   Intentionally Omitted.........................................................................27

10.  Intentionally Omitted.........................................................................27

11.  Restrictions on Transfer; Registration Rights.................................................27
     11A.     Applicability of Restrictions........................................................27
     11B.     Restrictive Legends..................................................................28
     11C.     Notice of Proposed Transfer; Opinions of Counsel; Certain Restrictions...............28

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                                     -iii-

     11D.     Registration of Restricted Securities on Request.....................................29
     11E.     Piggy-Back Registration..............................................................30
     11F.     Registration Expenses................................................................31
     11G.     Registration Procedures..............................................................31
     11H.     Termination of Restrictions..........................................................33
     11I.     Indemnification......................................................................33
     11J.     Availability of Information..........................................................34
     11K.     Duration of Obligations..............................................................35

12.  Definitions...................................................................................35

13.  Miscellaneous.................................................................................40
     13A.     Note Payments........................................................................40
     13B.     Expenses.............................................................................40
     13C.     Consent to Amendments................................................................40
     13D.     Notices to Subsequent Holder.........................................................41
     13E.     Form, Registration, Transfer and Exchange of Notes; Lost Notes.......................41
     13F.     Persons Deemed Owners................................................................42
     13G.     Survival of Representations, Warranties and Indemnities..............................42
     13H.     Successors and Assigns...............................................................42
     13I.     Notices..............................................................................42
     13J.     Accounting Terms.....................................................................42
     13K.     Satisfaction Requirement.............................................................42
     13L.     Governing Law........................................................................43
     13M.     Headings; Table of Contents..........................................................43
     13N.     Counterparts.........................................................................43
     13O.     Non Exclusivity of Remedies and Specific Performance.................................43
     13P.     Non Business Days....................................................................43
Exhibit A     --   Form of New Senior Note
Exhibit 3A    --   Form of Opinions of Fasken, Martineau, DuMoulin as to Canadian law matters and D.
                   David Cohen, Esq. as to United States law matters
Exhibit 7A1   --   Certain Subsidiaries
Exhibit 7A2   --   Certificate of Incorporation, Notice of Articles and Articles
Exhibit 7J    --   Patents, Etc.
Exhibit 7S1   --   Certain Reserved Shares and Agreements Regarding Issuance of Shares
Exhibit 7S2   --   Certain Owners of Securities
Exhibit 7V    --   Discontinued Locations
Exhibit 7Y    --   Relationship with General Electric Company

                          ELEPHANT & CASTLE GROUP INC.

                            AMENDED AND RESTATED NOTE
                          AND STOCK PURCHASE AGREEMENT


          This Amended and Restated Note and Stock Purchase Agreement (the "Agreement") is entered into as of December 17, 2004, between Elephant & Castle Group Inc., a corporation incorporated in the Province of British Columbia, Canada (herein called the "Company") and GE Investment Private Placement Partners II, a Limited Partnership, a Delaware limited partnership (herein called the "Buyer").

          WHEREAS, the Company and the Buyer have entered in that certain Note, Stock Purchase and Warrant Agreement dated November 30, 1995 (as amended prior to the date hereof, the "Original Agreement") pursuant to which the Company sold and issued, and the Buyer acquired and received, 111,111 shares of Common Stock, convertible subordinated debentures due November 30, 2005, in the aggregate principal amount of $9,000,000 (the "Original Notes") and Warrants;

          WHEREAS, the Company issued to the Buyer pursuant to a Note and Warrant Agreement dated as of January 1, 1999, convertible subordinated debentures due December 31, 2003, in the aggregate principal amount, as of the date hereof, of $1,000,000 (the "1999 Notes");

          WHEREAS, the Company granted to the Buyer security interest in substantially all of its assets and assets of its Subsidiaries pursuant to the Security Agreement dated as of October 6, 1999 among the Company, its U.S. Subsidiaries (as defined herein), and the Buyer (the "U.S. Security Agreement") and pursuant to the Security Agreement dated as of October 6, 1999 among the Company, its Canadian Subsidiary (as defined herein), and the Buyer (the "Canadian Security Agreement", and together with the U.S. Security Agreement, the "Security Agreement") as security for performance of its obligations under the Original Notes and the Original Agreement;

          WHEREAS, the Company and the Buyer agreed to amend the terms of the Original Notes and 1999 Notes by the issuance of Amended and Restated Senior Secured Convertible Notes and Amended and Restated Junior Secured Convertible Notes;

          WHEREAS, the Company and the Buyer entered into that certain Amended and Restated Note, Stock Purchase and Warrant Agreement dated August 27, 2001;

          WHEREAS, the Company, its U.S. Subsidiaries and the Buyer entered into Amendment No. 1 dated as of December 12, 2001 to the U.S. Security Agreement;

          WHEREAS, the Company, its Canadian Subsidiaries and the Buyer entered into the Modivication Agreement (First Amendment to the Security Agreement

(Canadian) dated as of December 12, 2001 in respect of the Canadian Security Agreement;

          WHEREAS, the Company desires and the Buyer agrees to amend the terms of the Notes and the Junior Notes by the issuance of the New Senior Notes, the Purchased Shares and the Warrant, on the terms and conditions herein set forth;

          WHEREAS, the parties hereto intend that this Agreement amend and restate the Original Agreement and constitute a continuation of the parties' obligations under the Original Agreement and does not constitute a novation;

          NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, the parties hereby agree as follows:

          1. AMENDMENT AND RESTATEMENT OF THE ORIGINAL AGREEMENT. The parties hereto who constitute the parties necessary to amend the Original Agreement hereby agree that, effective upon the date hereof, the Original Agreement is hereby amended and restated in its entirety by this Agreement. The parties hereby acknowledge and agree that the rights and obligations of the parties pursuant to this Agreement shall constitute continuation of the rights and obligations set forth in the Original Agreement and that entering by the parties into this Agreement and issuance by the Company of the New Amended and Restated Senior Secured Notes ("New Senior Notes") hereunder in exchange for the Senior Notes and Junior Notes shall constitute continuation of the obligations of the parties under the Original Notes, 1999 Notes, Senior Notes and Junior Notes on the terms provided in the New Senior Notes, and shall not constitute a novation.

          1A. AUTHORIZATION OF ISSUE OF NOTES. (a) The Company will authorize the issue of its restated and amended Senior Secured 14% Notes (the "New Senior Notes") in the aggregate principal amount of $4,203,879, to be dated the date of issue, to mature on the Maturity Date, to bear interest on the unpaid balance thereof from the date thereof until the Maturity Date or until the entire principal thereof shall have become due and payable at the rate of 14% per annum, payable as follows: (a) commencing on March 1, 2005 and each three months after to and including December 1, 2006, if the Company shall have achieved Earnings before Interest, Taxes, Depreciation, and Amortization ("EBITDA") in the last fiscal year preceding the date of payment of not less than CDN$2.584 million for 2004 and CDN$3.387 million for 2005, quarterly in arrears, subject to prior approval of the board of directors of the Company each quarter, to a maximum of 100% of EBIDTA in excess of the foregoing thresholds; (b) commencing on March 1, 2007 and each three months after, quarterly in arrears in full; and (c) on the Maturity Date, one final interest payment equal to the accrued but unpaid interest to such date, and to be substantially in the form of Exhibit A hereto attached.

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                                      -3-


          2. CONSIDERATION. The Company hereby agrees, subject to the terms and conditions herein set forth, to amend and restate the terms of the Senior Notes and to issue to the Buyer the New Senior Notes, shares of Preferred Stock and the Warrant in consideration of the following:

          (a) surrender by the Buyer of the Senior Notes in the aggregate principal amount of $5,000,000;

          (b) surrender by the Buyer of the Junior Notes in the aggregate principal amount of $5,000,000; and

          (c) waiver by the Buyer of all accrued and unpaid interest on the Senior Notes and the Junior Notes through December 17, 2004, in the aggregate amount of $1,208,811,

and the Buyer hereby agrees to waive such accrued and unpaid interest and to accept the Notes and the shares of Common Stock, all as further specified herein.

          2A. THE NOTES. The Company hereby agrees to amend and restate the terms of the Senior Notes and, subject to the terms and conditions herein set forth, the Buyer agrees to receive from the Company on such amended and restated terms, $4,203,879 principal amount of Notes at 100% of such principal amount as follows: at 11:00 a.m. New York time on December 17, 2004, or at such other time and on such other date as the Buyer and the Company may agree (the "Closing Date"), the Company will deliver to the Buyer at the offices of Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York 10019, or at such other location as the Buyer and the Company may agree (the "Closing"), one or more Notes, as the Buyer may request, registered in the Buyer's name, evidencing $4,203,879 principal amount to be acquired by the Buyer, against delivery of the consideration thereof as set forth in paragraph 2 hereof.

          2B. SHARES OF PREFERRED STOCK. The Company hereby agrees to issue and deliver to the Buyer at the Closing and, subject to the terms and conditions set forth herein, the Buyer agrees to receive from the Company, 3,653,972 Preferred Shares, Series A (the "Purchased Shares").

          2C. SECURITY INTEREST. The Company hereby acknowledges and agrees that the security interest granted by the Company to the Buyer pursuant to the Security Agreement shall continue in full force and effect and shall secure:

          (a) payment of the indebtedness evidenced by the Notes, and performance and discharge of each and every obligation, covenant and condition on the Company's part to be performed under the Notes, including any and all modifications, extensions, renewals or accords and satisfactions thereof;

          (b) performance and discharge of each and every obligation, covenant and condition on the Company's part to be performed under this Agreement; and
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                                      -4-


          (c) all reasonable costs and expenses incurred by the Buyer in collecting the indebtedness evidenced by the Notes or otherwise enforcing its rights under this Agreement or the Notes, including without limitation, reasonable attorneys' fees.

          2D. WARRANT. The Company hereby agrees to issue and deliver to the Buyer at the Closing and, subject to the terms and conditions set forth herein, the Buyer agrees to receive from the Company, a warrant for the purchase of 1,750,000 Common Shares exercisable for a period of ten years at an exercise price of CDN$0.667 per Common Shares (the "Warrant").

          3. CONDITIONS OF CLOSING. The Buyer's obligation to acquire the Notes, the Purchased Shares and the Warrant on the Closing Date is subject to the satisfaction, on or before the Closing Date, of the following conditions:

          (a) OPINION OF COMPANY'S COUNSEL. On the Closing Date the Buyer shall have received (x) from Fasken, Martineau, DuMoulin, who are acting as Canadian counsel to the Company in connection with this transaction, a favorable opinion as to Canadian law matters and (y) from D. David Cohen, Esq., who is acting as United States counsel to the Company in connection with this transaction, a favorable opinion as to United States law matters; each such opinion dated the Closing Date, satisfactory to the Buyer and substantially in the form set forth in Exhibit 3B hereto.

          (b) REPRESENTATIONS AND WARRANTIES; NO DEFAULT. The representations and warranties contained in paragraph 7 hereof shall be true on and as of the Closing Date with the same effect as though made on and as of the Closing Date, and the Company shall have delivered to the Buyer an Officer's Certificate, dated the Closing Date to such effect.

          (c) TRANSACTIONS PERMITTED BY APPLICABLE LAWS. The acquisition of and delivery of consideration for the Notes to be acquired by the Buyer and the issuance by the Company of the Notes, the Purchased Shares and the Warrant on the Closing Date on the terms and conditions herein provided (including the use of the proceeds of the Notes by the Company) shall not violate any applicable law or governmental regulation (including without limitation Regulations G, T and X of the Board of Governors of the Federal Reserve System, the SECURITIES ACT (British Columbia) and the BUSINESS CORPORATIONS ACT (British Columbia)) and shall not subject the Buyer to any tax, penalty, liability or other onerous condition under or pursuant to any applicable law or governmental regulation relating to the extension of credit, and the Buyer shall have received such certificates or other evidence as the Buyer may request to establish compliance with this condition.

          (d) COMPLIANCE WITH OUTSTANDING DEBT ISSUES. On or prior to the Closing Date, the Company shall have delivered to the Buyer such evidence as the Buyer or the Buyer's special counsel may request showing that the execution, delivery and performance by the Company of this Agreement, the Notes, the Purchased

     Shares and the Warrant will not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary pursuant to, or otherwise violate, any instrument evidencing any indebtedness of the Company or any of its Subsidiaries or any agreement relating thereto.

          (e) PROCEEDINGS. On or prior to the Closing Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to the Buyer and the Buyer's special counsel, and the Buyer and the Buyer's special counsel shall have received all such counterpart originals or certified or other copies of such documents as the Buyer or they may reasonably request.

          (f) DELIVERY OF NOTES, PURCHASED SHARES AND WARRANT. On the Closing Date, the Company shall have delivered the Notes pursuant to paragraph 2A hereof, the Purchased Shares pursuant to paragraph 2B hereof and the Warrant pursuant to paragraph 2D hereof.

          (g) SECURITY AGREEMENT. On or prior to the Closing Date, the Security Agreement and other documents related thereto shall have been amended to provide that the security interest granted therein, shall continue in full force and effect and shall secure the full payment and performance by the Company of its obligations, covenants and conditions under the Notes and of all obligations, covenants and conditions to be performed by the Company under this Agreement and the Security Agreement. On or prior to the Closing Date, the Company shall have delivered to the Buyer the Additional Closing Documents.

          4. PREPAYMENTS. The Notes shall be subject to optional and mandatory prepayments or repurchase as specified in paragraphs 4A and 4C hereof.

          4A. OPTIONAL PREPAYMENT IN WHOLE OR IN PART. Any Note to be issued hereunder shall be subject to prepayment in whole, or from time to time in part, in increments of $500,000 principal amount of such Notes then outstanding, at the option of the Company, on any interest payment date. The prepayment price for any Note being prepaid under this paragraph 4A shall be: (i) 100% of the principal amount thereof; plus (ii) interest accrued to the prepayment date.

          4B. INTENTIONALLY OMITTED.

          4C. MANDATORY PURCHASE AT HOLDERS' OPTION UPON CERTAIN EVENTS. The Notes shall be subject to prepayment, at any time in whole or in part, by the Company and the Company shall immediately prepay such Notes, in whole or in part, at the option of the holder, upon the occurrence of a Change in Control Event and thereafter for a period ending 90 days subsequent to receipt by the holders of Notes of notice from the Company to the effect that a Change in Control Event has occurred upon at least ten days written notice to the Company by such holder specifying (i) the principal amount of Notes to be prepaid, (ii) the prepayment date and (iii) the prepayment price for such Notes, which shall be (A) the principal amount of any such Notes, (B) a premium equal to that amount which is sufficient to provide a return equal to the Defined Rate per annum on such principal amount of Notes, taking into account any interest or dividends paid on such Notes to and including the date of prepayment, compounded quarterly, from the date of issuance of such Notes to the date of such prepayment and (C) interest and dividends, if any, accrued thereon to the date of payment.

          4D. INTENTIONALLY OMITTED.

          4E. NOTICE OF PREPAYMENT. The Company shall give each holder of Notes written notice of each prepayment pursuant to paragraph 4A hereof not less than 45 days, specifying such prepayment date, the principal amount of the Notes (and, if not all Notes are then held by the Buyer, of the Notes held by each holder) to be prepaid on such date and the paragraph pursuant to which such prepayment is to be made. Notice of prepayment having been given as aforesaid, the principal amount of the Notes specified in such notice, together with interest thereon to the date of prepayment shall become due and payable on the prepayment date specified.

          4F. PARTIAL PREPAYMENTS. Upon prepayment of less than all of the Notes pursuant to paragraph 4A, the principal amount so prepaid shall be allocated to all Notes at the time outstanding in proportion to the outstanding principal amounts thereof. Upon any partial prepayment of any Note, such Note shall, at the option of the holder thereof, be either (a) surrendered to the Company in exchange for a new Note in a principal amount equal to the principal amount remaining unpaid on the Note surrendered, and otherwise having the same terms and provisions as the Note surrendered, or (b) made available to the Company at the principal office of the original holder of such Note for notation thereon of the portion of the principal so prepaid, except that, so long as the Buyer shall hold any Note, the Company agrees that the Buyer may make notation of any portion of the principal so prepaid on such Note on its records.

          4G. PURCHASE OF NOTES. The Company covenants that it will not, and will not permit any Subsidiary to, directly or indirectly, purchase or otherwise acquire any Note except (a) by making a payment or prepayment in accordance with the provisions of the Notes and of this Agreement or (b) by purchasing any Note as required by paragraph 4C hereof. Any Note acquired by the Company or any Subsidiary shall be canceled and shall not thereafter be deemed outstanding for any purpose hereunder.

          5. CERTAIN COVENANTS.

          5A. FINANCIAL STATEMENTS AND OTHER REPORTS. So long as any Notes shall remain outstanding, the Company will deliver to the Buyer, in duplicate:

          (a) As soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company, (i) a consolidated balance sheet of the Company and its consolidated Subsidiaries

     (included in the Company's Quarterly Report on Form 10-Q filed by the Company with the Commission for the relevant fiscal quarter), and the related consolidated statements of income and changes in financial position for such quarter and for the portion of the fiscal year ended at the end of such quarter, and (ii) the Quarterly Report to Shareholders for such quarter or another report containing summarized information for such quarter and for the portion of the fiscal year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the previous fiscal year;

          (b) At any time when the Company does not file a Quarterly Report on Form 10-Q with the Commission, as soon as available, and in any event within 45 days after the end of each of the first three quarters in each fiscal year of the Company, unaudited consolidated statements of income, shareholders' equity and cash flows of the Company and its consolidated Subsidiaries for such quarterly period and for the period from the beginning of the current fiscal year to the end of such quarterly period, and an unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as at the end of such quarterly period, in each case setting forth in comparative form consolidated figures for the corresponding periods in the preceding fiscal year, all in reasonable detail, prepared by the Company in accordance with generally accepted accounting principles consistently followed throughout the periods involved, subject to normal year-end adjustments, and certified by the principal financial officer of the Company and accompanied by a written discussion of operations in summary form with respect to such quarterly period;

          (c) As soon as available and in any event within 90 days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and its consolidated Subsidiaries (included in the Company's Annual Report to Shareholders and Annual Report on Form 10-K filed by the Company with the Commission for the relevant fiscal year), and the related consolidated statements of income, changes in stockholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, all reported on without material exception or qualification, by Pannell Kerr Forster Worldwide or other independent public accountants of nationally recognized standing;

          (d) At any time when the Company does not file an Annual Report on Form 10-K with the Commission, as soon as practicable and in any event within 90 days after the end of each fiscal year of the Company, consolidated statements of income, stockholders' equity and cash flows of the Company and its consolidated Subsidiaries for such year, and a consolidated balance sheet of the Company and its consolidated Subsidiaries as at the end of such fiscal year, setting forth in each case in comparative form corresponding consolidated figures from the preceding fiscal year, prepared in accordance with generally accepted accounting principles consistently followed throughout the periods involved, and certified by Pannell Kerr Forster Worldwide or other independent public accountants of recognized national standing, whose certificate shall be satisfactory in scope and substance to the Buyer and who shall have authorized the Company to deliver such financial statements and certification thereof to the Buyer, and accompanied by a written discussion of operations in summary form with respect to such fiscal year;

          (e) Promptly upon transmission thereof, copies of all such financial statements, proxy statements, notices and reports as the Company shall send to its stockholders and of all registration statements and regular or periodic reports, including without limitation Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and any current Reports on Form 8-K, in definitive form which it files or which it is or may be required to file with the Commission; and

          (f) With reasonable promptness, to the Buyer, such other financial data the Buyer may reasonably request; PROVIDED, HOWEVER, that (i) neither the Company nor any Subsidiary shall be required to disclose any such information if such disclosure is prohibited by law, and (ii) any information provided pursuant to this paragraph 5A(f) which is designated in writing as proprietary or confidential at the time of receipt thereof, if such information is not otherwise in the public domain, shall not be disclosed by the Buyer to any other Person except (1) to its independent accountants and legal counsel, (2) pursuant to statutory and regulatory requirements, (3) pursuant to any mandatory court order, subpoena or other legal process, (4) to any other holder, or (5) in connection with the exercise of any remedy under this Agreement.

The Buyer is hereby authorized to deliver a copy of any financial statement delivered to any holder pursuant to subparagraphs (a) through (e) of this paragraph 5A to any regulatory body having jurisdiction over any holder which requests such information. Any holder is further authorized, from and after the date hereof, to request information from and to have access to, the Company's independent public accountants, and the Company will direct such accountants to make available to any holder such information as any holder may reasonably request.

          5B. CERTAIN ADDITIONAL INFORMATION. So long as the Buyer shall hold any Note, the Company will deliver to the Buyer, in duplicate:

          Together with each delivery of financial statements required by Paragraphs 5A(a), (b), (c) and (d), as applicable above, the Company will deliver to the Buyer an Officer's Certificate stating that during the period covered by the most recent statement of income delivered to the Buyer no Event of Default or Default has occurred, or, if such has occurred, specifying the nature and status thereof, the period of existence thereof and what action the Company has taken or proposes to take with respect thereto. The financial statements required to be delivered by clause 5A(d) above shall also be accompanied by a written statement of the independent public accountants who certify such financial statements to the effect that, in the course of the examination upon which their certification was based, they have obtained no knowledge of any Event of Default or Default insofar as any such Event of Default or Default relates to any financial matters, or, if they have obtained knowledge of any such failure, specifying the nature and period of existence thereof.

          Forthwith upon the Chairman of the Board or any officer of the Company obtaining knowledge of an Event of Default or Default, the Company will deliver to the Buyer an Officer's Certificate specifying the nature thereof, the period of existence thereof and what action the Company proposes to take with respect thereto.

          5C. RESTRICTED PAYMENTS. So long as any Note shall remain outstanding, the Company will not, and will not permit any Subsidiary to, (a) declare or pay any dividends on, or make any other distribution or payment on account of, or redeem, retire, purchase or otherwise acquire, directly or indirectly (except through payment of the Notes), any shares of any class of stock of the Company, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash, property or in obligations of the Company, except for distribution of shares of the same class or of a different class of stock pro rata to all holders of shares of a class of stock under circumstances giving the Buyer rights pursuant to paragraph 9 hereof, or (b) make any payments of principal of, or retire, redeem, purchase or otherwise acquire, any indebtedness other than the Senior Indebtedness and the Notes (such declarations, payments, purchases, redemptions, retirements, acquisitions or distributions being herein called "Restricted Payments").

          5D. BOARD NOMINEE. So long as the Buyer shall be the beneficial owner, in the aggregate, of at least 25% of the Common Stock on a fully diluted basis, the Company (a) will nominate and recommend as candidates for election to the Board of Directors of the Company at least two (2) Persons designated by the general partner of the Buyer and (b) will not increase the size of the Board of Directors of the Company without the consent of the general partner of the Buyer. If at any time any such designated Person(s) is not a member of the Board of Directors of the Company, (i) the Company will notify such designated Person(s), concurrently with notice given to members of the Board of Directors of the Company, of all meetings of the Board of Directors, and, as soon as available, will provide to such designated Person(s) all reports, financial statements or other information distributed to the Board or Directors of the Company, (ii) the Company will permit such designated Person(s) to attend all such meetings of the Board of Directors as an observer and to participate as an elected member with all rights of an elected member, voting excepted and (iii) the Company will permit the general partner of the Buyer, or any Person(s) designated by such general partner in writing to be a Person(s) acting on its behalf, at the Company's expense, to visit and inspect any of the properties of the Company and its Subsidiaries and to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the principal officers and the auditors of the Company, all at such reasonable times during business hours and as often as such general partner may reasonably request.

          5E. RATIO OF EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION TO INTEREST PAYABLE. So long as any Note shall remain outstanding, the Company will not permit, as at the end of the most recent fiscal quarter of the Company, the ratio of (i) Earnings Before Interest, Taxes, Depreciation and Amortization

(calculated in U.S. Dollars) to (ii) interest due and payable on all Indebtedness (calculated in U.S. Dollars), in each case for the immediately preceding twelve-month period or longer period, as the case may be, to be less than 1:1.

          5F. INTENTIONALLY OMITTED.

          5G. INDEBTEDNESS. So long as any Note shall remain outstanding, the Company will not, without the prior written consent of the Buyer, and will not permit any of its Subsidiaries directly or indirectly to create, incur, assume, guaranty, or otherwise become or remain directly or indirectly liable in respect to any Indebtedness other than the Senior Indebtedness if the aggregate principal amount of all Indebtedness of the Company and its Subsidiaries outstanding at such time (other than the Notes) exceeds the aggregate principal amount of the Notes converted pursuant to paragraph 9 hereof or prepaid by the Company in accordance with the provisions of this Agreement. So long as any Note shall remain outstanding, the Company will not, without the prior written consent of the Buyer, and will not permit any of its Subsidiaries directly or indirectly to create, incur, assume, guaranty, or otherwise become or remain directly or indirectly liable in respect to any Indebtedness other than the Senior Indebtedness if the aggregate principal amount of all Indebtedness of the Company and its Subsidiaries outstanding at such time (other than the Notes) exceeds $5,000,000.

          5H. SALE OF ASSETS. So long as any Note shall remain outstanding, the Company will not, and will not permit any Subsidiary to, sell, lease, assign, transfer or otherwise dispose of any of its fixed assets, whether now owned or hereafter acquired, or any of its other property, other than in the ordinary course of its business, without the prior written consent of the Buyer.

          5I. MERGER, CONSOLIDATION, SALE, LEASE, TRANSFER OR OTHER DISPOSITION OF ASSETS. So long as any Note shall remain outstanding, the Company will not, without the prior written consent of the Buyer:

          (a) permit any of its Subsidiaries to sell, lease, transfer or otherwise dispose of all or substantially all of its assets to another Person other than in the ordinary course of business, or make any material change in the methods by which it conducts its business, or to consolidate with or merge with or into any other corporation, or to permit another corporation to merge with or into it, except that any Subsidiary may sell, lease, transfer or otherwise dispose of all or any part of its assets to the Company or any wholly-owned Subsidiary or consolidate with or merge with or into any wholly-owned Subsidiary or, with or into the Company; or

          (b) sell, lease, transfer or otherwise dispose of all or substantially all of its assets or consolidate with or merge with or into any Person or permit any Person to merge with or into it.

          5J. RESTRICTED INVESTMENTS. So long as any Note shall remain outstanding, the Company will not, and will not permit any Subsidiary to, make or authorize any Restricted Investment. For the purposes of this paragraph the term "Restricted Investment" shall mean (x) any investment, made in cash or otherwise, by the Company or any Subsidiary (i) in any Person, whether by acquisition of stock, indebtedness or other obligation or security, by a loan, advance or capital contribution, or otherwise, or (ii) in any property, (y) any loan for a purpose other than as described in clause (x) of this paragraph or
(z) any advance, except the following:

          (a) investments in and advances to wholly-owned Subsidiaries or companies which simultaneously become wholly-owned Subsidiaries;

          (b) investments in property to be used in the business of the Company or any wholly-owned Subsidiary;

          (c) investments in direct obligations of, or obligations the principal and interest of which are guaranteed by, the United States of America or any agency thereof maturing in three years or less from the date of acquisition;

          (d) investments in certificates of deposit or banker's acceptances issued by any commercial bank located in the United States, Canada, Western Europe or Japan which is owned by a bank holding company the commercial paper of which is rated A2 or P2, respectively, by Standard & Poor's Corporation or Moody's Investors Service, or higher, and which has capital, surplus and undivided profits aggregating at least $100,000,000;

          (e) investments in commercial paper maturing within 270 days or less from the date of acquisition rated in one of the two highest grades by Standard & Poor's Corporation or Moody's Investors Service or by another rating agency of nationally recognized standing;

          (f) investments in money market funds;

          (g) investments held by the Company or any Subsidiary on the date hereof; or

          (h) investments, loans and advances made in the ordinary course of business not in excess at any one time of 1% of total assets of the Company and its Subsidiaries on a consolidated basis.

          5K. NOTICE. So long as any Note shall remain outstanding, the Company will notify each holder of a Note or Notes (a) forthwith upon the Chairman of the Board or any officer of the Company obtaining knowledge of any Default or Event of Default hereunder, (b) immediately upon receipt by the Company of any notice of, or knowledge by the Chairman of the Board or any officer of the Company of, any event of default under any Current Indebtedness or Funded Indebtedness, (c) immediately upon the public announcement of any transaction, including without limitation any merger, combination or consolidation, in which the Company will not be the surviving corporation, or a sale of all or substantially all of the Company's assets and (d) of the

Chairman of the Board or any officer of the Company obtaining knowledge of, and upon the occurrence of, any Change of Control Event.

          5L. INSPECTION OF PROPERTY. So long as any Note shall remain outstanding, the Company will permit any Person designated in writing by the holders of a majority in aggregate principal amount of Notes outstanding to be a Person acting on their behalf to visit and inspect any of the properties of the Company and its Subsidiaries and to discuss the affairs, finances and accounts of any of such corporations with the principal officers of the Company and such Subsidiaries, all at such reasonable times and as often as such holders may reasonably request.

          5M. CORPORATE EXISTENCE, LICENSES AND PERMITS; MAINTENANCE OF PROPERTIES. So long as any Note shall remain outstanding, the Company will at all times do or cause to be done all things necessary to maintain, preserve and renew its existence as a corporation organized under the laws of province of British Columbia, Canada, preserve and keep in force and effect, and cause each of its Subsidiaries to preserve and keep in force and effect, all licenses and permits necessary and material to the conduct of the business of the Company and its consolidated Subsidiaries, taken as a whole, and to maintain and keep, and cause each of its Subsidiaries to maintain and keep, its and their respective properties in good repair, working order and condition (except for normal wear and tear), and from time to time to make all needful and proper repairs, renewals and replacements, including without limitation all trade name and trademark registration renewals, so that any business material to the Company carried on in connection therewith may be properly and advantageously conducted at all times.

          5N. TAXES. So long as any Note shall remain outstanding, the Company will duly pay and discharge, and cause each of its Subsidiaries duly to pay and discharge, all taxes, assessments and governmental charges upon or against the Company or its Subsidiaries or their respective properties, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and the Company and its Subsidiaries shall have set aside on their books adequate reserves with respect thereto.

          5O. INSURANCE. So long as any Note shall remain outstanding, the Company will apply for and continue in force, or cause to be applied for and continued in force, adequate insurance covering the respective risks of the Company and its Subsidiaries of such types and in such amounts and with such deductibles as are customary for other corporations engaged in similar lines of business and with good and responsible insurance companies.

          5P. BOOKS AND ACCOUNTS. So long as any Note shall remain outstanding, the Company will, and will cause each Subsidiary to, maintain proper books of record and account in which full, true and correct entries shall be made of its transactions and set aside on its books from its earnings for each fiscal year all such proper reserves as in each case shall be required in accordance with generally accepted accounting principles.

          5Q. NOTICE OF EVENTS INVOLVING SECURITIES. The Company will give each holder of a Note or Notes, each holder of Purchased Shares, each holder of any Warrant or Warrants and each holder of any Common Stock issued upon conversion of any Purchased Shares or exercise of any Warrant or Warrants which had been held by such holder at the time of exercise thereof, unless the Company shall have previously given such holder notice of such filing pursuant to another provision of this Agreement, (a) within ten days thereafter, notice of the filing by the Company with the Commission or with any national securities exchange either an application to register any securities of the Company pursuant to Section 12 of the EXCHANGE ACT, or a registration statement under
Section 5 of the SECURITIES ACT, relating to any securities of the Company, (b) as promptly as practicable after any acquisition by it or by any Subsidiary of any of the Company's equity securities in excess in one transaction of 1% of the number of such securities then outstanding and, in any event, in connection with the materials delivered pursuant to paragraph 5A(b) hereof, as at the close of each fiscal year, notice of all acquisitions by it or by any Subsidiary of any of the Company's equity securities, specifying the class and number of such equity securities so acquired, and (c) promptly upon notice thereof, notice of the filing of any Schedule 13D or 13G with respect to securities of the Company pursuant to the EXCHANGE ACT (with copies of any such Schedule to accompany or follow such notice as soon as practicable).

          The Company agrees to use its best efforts to give each holder notice immediately upon the occurrence of any event that would cause such holder, assuming such holder holds the number of shares of Common Stock issuable upon conversion of all Purchased Shares and or exercise of the Warrant then held by such holder, to be required to file any Schedule or Form with respect to securities of the Company pursuant to the EXCHANGE Act.

          5R. NO "PROHIBITED TRANSACTIONS" AND EMPLOYEE BENEFITS. Neither the Company nor any Subsidiary nor any ERISA Affiliate will establish, maintain, contribute to, or incur an obligation to contribute to any plan (including a Multiemployer Plan) subject to Title IV of ERISA or Section 412 of Internal Revenue Code of 1986, as amended. Neither the Company nor any Subsidiary shall incur any liability with respect to retiree medical or death benefits. All employee benefit plans and arrangements (regardless of whether such plan or arrangements are covered by ERISA) maintained by or contributed to by the Company, any Subsidiary or any ERISA Affiliate shall be maintained in compliance with all applicable law, including any reporting requirements. With respect to any plan maintained by or contributed by the Company or any Subsidiary, neither the Company or any Subsidiary will fail to make any contribution due under the terms of such plan or required by law. Neither the Company nor any Subsidiary, nor any other person including any fiduciary will engage in any transaction prohibited by Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, which could subject the Company, any Subsidiary or any entity that the Company or any Subsidiary has an obligation to indemnify to any tax or penalty imposed under Section 4975 of the Internal Revenue Code of 1986, as amended, or Section 502 of ERISA. So long as any Note shall remain outstanding, the Company will not, and will not permit any Subsidiary to, enter into any transaction or take any action which will result in any transaction contemplated by the Agreement becoming a transaction prohibited by Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended.

          5S. RESTRICTED LIENS. So long as any Note shall remain outstanding, the Company will not, and will not permit any Subsidiary to, create or permit to exist any mortgage, pledge, title retention lien, or other Lien, encumbrance or security interest with respect to any assets now or hereafter acquired, except
(i) for current taxes not delinquent or taxes being contested in good faith and by appropriate proceedings, (ii) Liens arising in the ordinary course of business for sums not due or sums being contested in good faith and by appropriate proceedings and not involving any deposits or advances or borrowed money or the deferred purchase price of property or services, (iii) those granted by any Subsidiary to secure indebtedness of such Subsidiary to the Company or to any other Subsidiary, (iv) lien on assets located on new properties hereinafter purchased, leased or otherwise acquired by the Company or any Subsidiary in the amount not to exceed the aggregate principal amount of the Notes converted pursuant to paragraph 9 hereof or prepaid by the Company in accordance with the provisions of this Agreement and (v) the Senior Security.

          5T. COMPLIANCE WITH ENVIRONMENTAL LAWS. So long as any Note shall remain outstanding, the Company will not, and will not permit any Subsidiary to, except in compliance with applicable Environmental Laws, or in the event of any noncompliance with applicable Environmental Laws, only to the extent which such noncompliance would not have a material adverse effect on the business, operations or financial condition of the Company, individually, or of the Company and its Subsidiaries, taken as a whole, (a) use any of the property of the Company or any Subsidiary or any portion thereof for the handling, processing, storage or disposal of Hazardous Substances, (b) cause or permit to be located on any of the property any underground tank or other underground storage receptacle for Hazardous Substances, (c) generate any Hazardous Substances on any of the property, (d) conduct any activity on the property or use any property in any manner so as to cause a release (i.e., releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) or threatened release of Hazardous Substances on, upon or into the property or (e) otherwise conduct any activity on the property or use any property in any manner that would violate any Environmental Law or bring such property in violation of any Environmental Law.

          5U. EARNINGS. The Company will attain a minimum of $1,500,000 in Earnings Before Interest, Taxes, Depreciation and Amortization for each twelve
(12) month period ending on December 31 of each year through and including December 31, 2008.

          5V. TRANSACTIONS WITH AFFILIATES OR OFFICERS. So long as any Note shall remain outstanding, the Company will not, and will not permit any Subsidiary to, (a) enter into any transaction, including, without limitation, the purchase, sale or exchange of property or the rendering of any services, with any Affiliate (other than the Company or a Subsidiary of the Company), or any officer or director thereof, or enter into, assume or suffer to exist any employment or consulting contract with any Affiliate (other than the

Company or a Subsidiary of the Company), or any officer or director thereof, except any transaction or contract which is in the ordinary course of the Company's business and which is upon fair and reasonable terms no less favorable to the Company than it would obtain in a comparable arm's length transaction with a Person not an Affiliate, (b) make any advance or loan to any Affiliate (other than the Company or Subsidiary of the Company), or any director or officer thereof or of the Company or to any trust of which any of the foregoing is a beneficiary, (c) pay any fees or expenses to, or reimburse or assume any obligation for the reimbursement of any expenses incurred by, any Affiliate (other than the Company or a Subsidiary of the Company) or any officer or director thereof or (d) except as set forth in Exhibit 7S1, issue any of its capital stock of any class or issue or grant, or agree to issue or grant, any options, warrants, or similar rights to acquire or receive any of the authorized but unissued shares of capital stock of any class or any securities convertible into shares of its Capital Stock of any class; provided that nothing contained in this paragraph 5V shall be deemed to prohibit (i) the Company or any of its Subsidiaries from providing reasonable compensation and related fringe benefits (except as set forth in paragraph 5R) and indemnification rights to any of its respective officers, directors, consultants and employees; or (ii) the payment of reasonable fees and reasonable out-of-pocket expenses to counsel and directors who are not employees of the Company or any of its Subsidiaries.

          5W. INTENTIONALLY OMITTED.

          5X. NO DEDUCTIONS OR WITHHOLDINGS. All sums payable by the Company to the Buyer hereunder whether of principal or interest or otherwise shall be paid in full without any deduction on account of any present or future income or other taxes, levies, imposts, duties, charges or withholdings of any nature. In the event of the Company being compelled by law to make any such deduction or withholding from any payment to the Buyer, the Company will pay to the Buyer by way of additional interest such additional amounts as may be necessary to ensure that the aggregate of the net amounts received by the Buyer after such deduction shall equal the amount which would have been receivable in the absence of any such deduction.

          5Y. SALE OF STOCK OF SUBSIDIARIES. The Company will not sell, transfer, pledge, assign, convey or otherwise dispose of, and will not permit any Subsidiary to issue, any capital stock, option, warrant, or any security convertible into capital stock of any of its Subsidiaries in any of its Subsidiaries, except as permitted by paragraph 5I hereof.

          5Z. RESTRICTIONS ON ISSUANCE OF EQUITY. Except for the Common Shares and Preferred Shares issuable to each of Messrs. Richard Bryant, Peter Laurie and Roger Sexton and the warrants for the purchase of Common Stock and Preferred Shares Series A issuable to Crown Life Insurance Company, in both cases in connection with the incurring by the Company of the Senior Indebtedness, and a maximum of 80,000 shares of Common Stock issuable to the holders of the Delphi Notes, the Company will not, without the prior written consent of the Buyer, authorize, issue or sell any shares of stock of any class or series of the Company, or any rights to purchase any shares of stock of any class or series of the Company.

          6. EVENTS OF DEFAULT AND REMEDIES. If any of the following events shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be affected by operation of law or otherwise):

          (i) the Company shall default in the payment of any principal of any Note when the same shall become due, either by the terms thereof or otherwise as herein provided; or

         (ii) the Company shall default in the payment of any interest on any Note and such default shall have continued for five consecutive days; or

        (iii) the Company shall default in the making of any required purchase of any Note as provided in paragraph 4C hereof;

         (iv) the Company or any Subsidiary shall default in any payment of principal of or interest on any other obligation for borrowed money (or any obligation or obligations under a conditional sale or other title retention agreement or any obligation or obligations issued or assumed as full or partial payment for property whether or not secured by a purchase money mortgage or any obligation under notes payable or drafts accepted representing extensions of credit) beyond any period of grace provided with respect thereto or shall default in the performance of any other agreement, term or condition contained in any agreement under which any such obligation is created (or if any other default under any such agreement shall occur and be continuing) if the effect of such default is to cause, or permit the holder or holders of such obligation or obligations (or a trustee on behalf of such holder or holders) to cause, such obligation or obligations to become due prior to its or their stated maturity and such default continues for more than ten (10) business days; or

          (v) a final judgment, decree or order for the payment of money in excess of $50,000 shall be rendered against the Company or any Subsidiary, and the same shall not be discharged or execution thereon stayed pending appeal within 60 days after entry thereof, or, in the event of such a stay, such judgment shall not be discharged, or again stayed pending further appeal, within 60 days after such stay shall expire; or

         (vi) any representation or warranty made by the Company herein or in any writing furnished in connection with the issuance and sale of the Notes and the purchase thereof by the Buyer shall be false in any material respect on the date as of which made; or

        (vii) the Company shall default in the performance or observance of any agreement, covenant, term or condition contained in (x) paragraphs 5B and 5H hereof, (y) paragraphs 5E and 5G if such default shall occur and be continuing for any two consecutive three month periods ending on March 31, June 30, September 30 or December 31, without regard to any notice from any holder of

     Notes, and (z) paragraph 5Z, without regard to any notice from any holder of Notes; or

       (viii) the Company shall default in the performance or observance of any other agreement, covenant, term or condition contained herein (other than as provided in clause (i), (ii), (iii) or (vii) of this paragraph 6, for which the respective grace period, if any, described in such clause shall apply), including without limitation the furnishing in writing of any representation or warranty required to be furnished after each Closing Date pursuant to this Agreement, and such default shall not have been remedied within 30 days after written notice thereof shall have been received by the Company from any holder of Notes; or

         (ix) if the Company or any Subsidiary shall (a) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian or the like of itself or of its property, (b) admit in writing its inability to pay its debts generally as they become due, (c) make a general assignment for the benefit of creditors, (d) commence a voluntary or assignment case under the Federal bankruptcy laws of the United States of America or the laws of Canada or file a voluntary petition or answer seeking reorganization, an arrangement with creditors or an order for relief or seeking to take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding, or corporate action shall be taken by it for the purpose of effecting any of the foregoing; or

          (x) if without the application, approval or consent of the Company or any Subsidiary, a proceeding shall be instituted in any court of competent jurisdiction, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking in respect of the Company or any Subsidiary an order for relief or an adjudication in bankruptcy, reorganization, dissolution, winding up, liquidation, a composition or arrangement with creditors, a readjustment of debts, the appointment of a trustee, receiver, liquidator or custodian or the like of the Company or such Subsidiary or of all or any substantial part of its assets, or other like relief in respect thereof under any bankruptcy or insolvency law, and, if such proceeding is being contested by the Company or such Subsidiary in good faith, the same shall (a) result in the entry of an order for relief or any such adjudication or appointment or (b) continue undismissed, or pending and unstayed, for any period of thirty (30) consecutive days.

then, upon the happening of any event described in clauses (ix) and (x) in this paragraph 6 (with respect to the Company), the Notes shall be and become immediately due and payable without any notice of any kind at the principal amount thereof together with accrued interest thereon, or, during the continuance of any event referred to in this paragraph 6 other than such clauses
(ix) and (x) (with respect to the Company), any holder or holders of 66-2/3% in aggregate principal amount of the Notes then outstanding may, at their option and in addition to any right, power or remedy permitted by law or equity or herein granted, by notice in writing to the Company, declare all of the Notes to be, and such Notes shall thereupon be and become, forthwith due and payable at the principal amount thereof, together with interest accrued thereon and a premium equal to that amount which is sufficient to provide a return equal to the Defined Rate, per annum on the principal amount thereof, taking into account any interest on such Notes paid to and including the date of final payment thereof, compounded quarterly, from the date of issuance to the date of such payment.

          The above provision with respect to any acceleration of the Notes is subject to the condition that if for any reason after the principal of the Notes shall have so become due and payable, the Company shall demonstrate to the satisfaction of the holders in their sole judgment that it is able to pay all matured installments of interest upon the Notes and to make any required payments which shall have become due other than by reason of such acceleration (with interest upon such payments and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest) and all defaults under this Agreement, other than nonpayment of the principal of or interest on the Notes which have become due by such acceleration, shall have been remedied or waived by holders representing at least the percentage in aggregate principal amount of Notes requesting such acceleration, then and in such instance such default may be waived and its consequences rescinded and annulled by the holders representing at least the percentage in aggregate principal amount of Notes requesting such acceleration by written notice to the Company, which waiver shall be binding upon all holders. It is expressly understood and agreed that the decision so to waive any default and so to rescind and annul any consequences is within the sole judgment and control of the holders of the Notes, and such holders shall be under no obligation so to do.

          7. REPRESENTATIONS, COVENANTS AND WARRANTIES. The Company represents, covenants and warrants as follows:

          7A. ORGANIZATION, STANDING AND QUALIFICATION OF COMPANY AND SUBSIDIARIES. The Company is a corporation duly organized and existing in good standing under the laws of the Province of British Columbia, Canada, each Subsidiary is duly organized and existing in good standing under the laws of the jurisdiction in which it is formed or incorporated, as the case may be, and the Company has and each Subsidiary has the power to own its respective property and to carry on its respective business as now being conducted. The Company is and each Subsidiary is duly qualified and in good standing as a foreign or extra provincial corporation or other legal entity to do business in every jurisdiction where the character of the properties owned or leased by it or the nature of any business transacted by it makes such qualification necessary and where such nonqualification or lack of good standing would have a material adverse effect on the business of the Company and its consolidated Subsidiaries taken as a whole. The Company has no Subsidiary other than those set forth in
Exhibit 7A and except as set forth on such Exhibit 7A, such Subsidiaries are wholly owned. Attached hereto as Exhibit 7A2 are complete and correct copies of its Certificate of Incorporation, Notice of Articles and Articles, as amended and in full force and effect on the date hereof.

          7B. CORPORATE AUTHORITY. (a) The execution and delivery by the Company of all transactions and obligations contemplated hereby are within its corporate authority. This Agreement, the Notes and the Purchased Shares constitute the legal, valid and binding obligations of the Company enforceable in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditor's rights generally and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and with respect to the indemnification provisions contained herein, by applicable securities laws or principles of public policy.

          (b) The execution, delivery and performance of this Agreement and the issuance of the Notes, the Purchased Shares, the Warrants and the shares of Common Stock issuable upon conversion of the Purchased Shares and exercise of the Warrant have been duly authorized by all necessary corporate proceedings on the part of the Company. This Agreement and the Notes have been duly executed and delivered. The Purchased Shares delivered to the Buyer on the date hereof have been validly issued and are fully paid and nonassessable and not subject to any preemptive rights. The shares of Common Stock issuable upon conversion of the Purchased Shares and exercise of the Warrant have been duly authorized and duly reserved for issuance, are subject to no preemptive rights, and when and if issued, will be validly issued, fully paid and nonassessable.

          7C. FINANCIAL STATEMENTS. The Company has furnished the Buyer with (i) the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 28, 2003, (ii) the Company's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission for the three months ended March 28, 2004, June 27, 2004 and September 26, 2004, respectively and (iii) audited consolidated balance sheet of the Company and its consolidated Subsidiaries as at December 28, 2003 and the related consolidated statements of income, shareholders' equity and cash flows of the Company and its consolidated Subsidiaries audited for the fiscal year ended December 28, 2003, all certified by Pannell Kerr Forster Worldwide, and unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as at March 28, 2004, June 27, 2004 and September 26, 2004 respectively, and the related consolidated statements of income, shareholders' equity and cash flows of the Company and its consolidated Subsidiaries for the quarterly period ended March 28, 2004, June 27, 2004 and September 26, 2004 respectively, including in each case the related schedules and notes.

          All such financial statements (including any related schedules and/or notes) have been prepared in accordance with generally accepted accounting principles as in effect in Canada consistently applied, except to the extent set forth in the notes to such financial statements, throughout the periods involved and to the extent required by such principles show all liabilities, direct and contingent, of the Company and its consolidated Subsidiaries. The balance sheets and the related schedules and notes fairly present on a consolidated basis the financial condition of the Company and its consolidated Subsidiaries as at the respective dates thereof; and the net income and shareholders' equity statements and the related schedules and notes fairly present on a consolidated basis the results of the operations of the Company and its consolidated Subsidiaries for the respective periods indicated.

          There have been no material adverse changes in the condition, financial or other, of the Company and its Subsidiaries, on a consolidated basis, since September 26, 2004.

          7D. ACTIONS PENDING. There is no action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries before any court, arbitrator or administrative or governmental body that materially and adversely affects, or as to which there is a reasonable possibility of an adverse decision that would materially and adversely affect, either individually or collectively, the business or condition of the Company and its consolidated Subsidiaries taken as a whole. Neither the Company nor any Subsidiary is in violation of any judgment, order, writ, injunction, decree, rule or regulation of any court or governmental department, commission, board, bureau, agency or instrumentality, the violation of which might, either individually or collectively, materially and adversely affect the business, property, assets or financial position of the Company and its consolidated Subsidiaries taken as a whole.

          7E. OUTSTANDING DEBT; NO DEFAULT. Neither the Company nor any of its Subsidiaries has outstanding any Current Indebtedness or Funded Indebtedness except as set forth in the consolidated balance sheet of the Company and its consolidated Subsidiaries as at September 26, 2004. The Company has no outstanding indebtedness other than the Notes. There exists no event of default by the Company or any Subsidiary under the provisions of any instrument evidencing such Current Indebtedness or Funded Indebtedness and there exists no event of default by the Company or any Subsidiary, or any default by the Company or any Subsidiary the effect of which would have a material adverse effect on the Company and its Subsidiaries taken as a whole, under the provisions of any other Indebtedness of the Company or of any Subsidiary or of any agreement relating thereto that is or could be material to the Company or such Subsidiary.

          7F. TITLE, LIENS. The Company has, and each of its Subsidiaries has, good and marketable title to its respective properties and assets reflected in the consolidated balance sheet of the Company and its consolidated Subsidiaries as at September 26, 2004 (other than properties and assets disposed of in the ordinary course of business).

          7G. TAXES. The Company has, and each of its Subsidiaries has, filed all Federal, Provincial, State, local and other income tax returns that, to the knowledge of the Company, are required to be filed in either the United States of America or Canada, and each has paid all taxes as shown on said returns and on all assessments received by it to the extent that such taxes have become due, including, without limitation, all goods and services tax and corporation capital tax. United States Federal income tax returns of the Company have been examined and reported on by the taxing authorities or closed by applicable statutes and satisfied for all fiscal years prior to and including the fiscal year ended December 28, 2003. The Company and each Subsidiary carrying on business in Canada has been assessed by Revenue Canada as to its income tax liability for all fiscal years to and including the fiscal year ended December 28, 2003. The Company and each Subsidiary carrying on business in Canada has remitted when due all amounts collected or owing by it on account of social service tax or other provincial sales taxes, goods and services tax and all workers compensation assessments.

          7H. BURDENSOME AND CONFLICTING AGREEMENTS AND CHARTER PROVISIONS. Neither the Company nor any Subsidiary is a party to any contract or agreement or subject to any charter or other corporate restriction which materially and adversely affects its business as currently conducted, properties or assets or financial condition. Neither the execution nor delivery of this Agreement, the Notes, the Purchased Shares by the Company, nor the offering, issuance and sale of the Notes by the Company, nor fulfillment of nor compliance with the terms and provisions of this Agreement, the Notes or the Purchased Shares by the Company, nor the issuance by the Company of shares of Common Stock upon conversion of the Purchased Shares or exercise of the Warrant, will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary pursuant to, or require any consent, approval or other action by any court or administrative or governmental body or any other Person pursuant to, the charter or by-laws of the Company or any Subsidiary, any award of any arbitrator or any agreement (including any agreement with shareholders), instrument, order, judgment, decree, statute, law, rule or regulation to which the Company or any Subsidiary is subject, except for such approval as may be required in connection with fulfillment of, or compliance with, the provisions of paragraph 9 or 11 hereof. Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other contract or agreement (including its charter) which, except to the extent complied with by the Company or consented to in connection with the execution of this Agreement and the issuance of the Notes, restricts or otherwise limits the incurring of the Indebtedness evidenced by the Notes.

          7I. LEASES. The Company and each of its Subsidiaries enjoys peaceful and undisturbed possession of all leases necessary in any material respect for the operation of its respective properties and assets, none of which contains any unusual or burdensome provisions which materially or adversely affects or impairs the operation of such properties or assets. All such leases are valid and subsisting and are in full force and effect and no material defaults have been committed thereunder.

          7J. POSSESSION OF PATENTS, ETC. The Company and each Subsidiary own or has the exclusive right to the use, free and clear of any liens or other encumbrances, all the U.S. and foreign patents, trademarks, trade names, service marks, copyrights, licenses and other intellectual property rights (the "Intellectual Property Rights") that are currently used by them or are necessary in any material respect for the ownership, maintenance or operation of their respective businesses, properties or assets, and neither the Company nor any Subsidiary is in violation of any thereof or of intellectual property rights of any third parties in any material respect or has received notice from or has knowledge of any material claim by any Person that it is now infringing any of the foregoing. Exhibit 7J sets forth a true and complete list of all the Intellectual Property Rights. Neither the Company nor any Subsidiary (i) knows of any conflict which would prevent the use of any material mark in any area of the United States (other than Oregon and Hawaii) or Canada or (ii) has acquiesced in the use by a third party of any Intellectual Property Rights. The Company and its Subsidiaries have taken all necessary actions to protect material intellectual property.

          7K. OFFERING OF NOTES. Neither the Company nor any other agent acting on the Company's behalf has, directly or indirectly, offered the Notes or any similar security of the Company for sale to, or solicited any offers to buy the Notes or any similar security of the Company from, or otherwise approached or negotiated with respect thereto with more than 10 Persons including the Buyer (all of which Persons are institutional investors), and neither the Company nor any agent acting on its behalf has taken or will take any action which would subject the issuance or sale of the Notes to the provisions of Section 5 of the SECURITIES ACT, or to the registration or qualification requirements of any securities or Blue Sky law of any applicable jurisdiction. The Company has not authorized or employed any agent, broker or dealer in connection with the offering or sale of the Notes or any similar security of the Company.

          The Company is a reporting issuer not in default under the SECURITIES ACT of the Province of British Columbia. Subject to the issuance and filing of a press release and material change report concerning this Agreement and the filing of a Form 45-103F4 under Multilateral Instrument 45-103--Capital Raising Exemptions following the Closing of the issuance of the Notes or the Shares, the issuance of the Notes and the Shares will not result in any contravention of any applicable securities legislation or the regulations thereunder in British Columbia.

          The issuance of the Notes and the Shares is exempt from the registration and prospectus requirements of the SECURITIES ACT of the Province of British Columbia and no prospectus will be required and no other document must be filed, proceeding taken or approval obtained in British Columbia to permit the offering, sale and delivery of the Notes and the Shares to the Buyer.

          7L. BROKER'S OR FINDER'S COMMISSIONS. No broker's or finder's advisory or placement fee or commission will be payable with respect to the issuance of the Notes or the transactions contemplated hereby, and the Company will indemnify the Buyer and hold the Buyer harmless from any claim, demand, liability or action for broker's or finder's or advisory or placement fees or commissions alleged to have been incurred in connection with the issuance of the Notes or such transactions. In addition, and not in limitation of the foregoing, the Company will reimburse the Buyer for any legal or other expenses incurred by the Buyer in connection with defending against any such claim, damage, liability or action brought for broker's or finder's or advisory or placement fees or commissions.

          7M. APPLICATION OF PROCEEDS. Neither the Company nor any Subsidiary owns any "margin security" within the meaning of Regulation G (12 CFR Part 207) of the Board of Governors of the Federal Reserve System (herein called a "margin security"). Neither the Company nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the Notes to violate Regulation G, Regulation T, Regulation X or any other regulation of the Board of Governors of the Federal Reserve System or to violate the EXCHANGE ACT, in each case as in effect now or as the same hereafter may be in effect.

          7N. GOVERNMENTAL CONSENT. Neither the nature of the Company or of any Subsidiary, nor any of their respective businesses or properties, nor any relationship between the Company or any Subsidiary and any other Person, nor any circumstance in connection with the offer, issue, sale or delivery of the Notes is such as to require any consent, approval or authorization of, or any notice to, or filing, registration or qualification with, any court or administrative or governmental body in connection with the execution and delivery of this Agreement or the offer, issue, sale or delivery of the Notes, or (except as may be required in connection with fulfillment of, or compliance with, the provisions of paragraph 9 or paragraph 11 hereof and except as provided in paragraph 7K) fulfillment of, or compliance with, the terms and provisions of this Agreement or of the Notes, or is such as to require or give rise to any limitation on the Buyer's ownership of any equity securities of the Company.

          7O. HOLDING COMPANY STATUS. Neither the Company nor any Subsidiary is a "holding company," or a Subsidiary or affiliate of a "holding company," or a "subsidiary company" of a "holding company," or a "public utility," within the meaning of the PUBLIC UTILITY HOLDING COMPANY ACT of 1935, as amended, or a "public utility" within the meaning of the FEDERAL POWER ACT, as amended.

          7P. INVESTMENT COMPANY STATUS. Neither the Company nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company" within the meaning of the INVESTMENT COMPANY ACT of 1940, as amended, or an "investment adviser" within the meaning of the INVESTMENT ADVISERS ACT of 1940, as amended.

          7Q. ERISA. Neither the Company nor any Subsidiary nor any ERISA Affiliate maintains, contributes or has any liability (contingent or otherwise) with respect to a plan (including a Multiemployer Plan) subject to Title IV of ERISA or Section 412 of the Internal Revenue Code of 1986, as amended. All employee benefit plans and arrangements (regardless of whether such plans or arrangements are covered by ERISA) maintained by or contributed to by the Company, any Subsidiary or any ERISA Affiliate are in compliance with all applicable law, including any reporting requirements. Neither the Company nor any Subsidiary has any liability (contingent or otherwise) with respect to retiree medical or death benefits. Neither the Company, nor any Subsidiary nor any other person, including any fiduciary, has engaged in any transaction prohibited by Section 4975 of the Internal Revenue Code of 1986, as amended, or
Section 406 of ERISA which could subject the Company, any Subsidiary or any entity that the Company or any Subsidiary has an obligation to indemnify to any tax or penalty imposed under

Section 4975 of the Internal Revenue Code of 1986, as amended, or Section 502 of ERISA. The transactions contemplated by this Agreement will not involve any transaction prohibited by Section 406 of ERISA or in Section 4975 of the Internal Revenue Code of 1986, as amended. The representation by the Company in the next preceding sentence is made in reliance upon and subject to the accuracy of the Buyer's representation in paragraph 8 as to the source of the consideration to be used by the Buyer to acquire the Notes.

          7R. DISCLOSURE. Neither this Agreement nor any other document, certificate or statement furnished to the Buyer by or on behalf of the Company in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in the light of the circumstances under which made, not misleading. There is no fact peculiar to the Company or its Subsidiaries and known to the Company which materially adversely affects or in the future may (so far as the Company can now foresee) materially adversely affect the business, property or assets, or financial condition of the Company and its Subsidiaries, taken as a whole, which has not been set forth in this Agreement or in the other documents described herein and furnished to the Buyer by or on behalf of the Company prior to the date hereof in connection with the transactions contemplated hereby.

          7S. CAPITAL STOCK. As of the date hereof, the Company has authorized a total of 30,000,000 shares of its capital stock of all classes, comprising 20,000,000 authorized Shares of Common Stock and 10,000,000 authorized shares of Preferred Stock of which 6,000,000 have been designated as Preferred Shares, Series A. Immediately prior to the Closing Date, 5,246,504 shares of Common Stock are issued and outstanding, and the Company holds no shares of its capital stock in its treasury. Since the date of the last audited financial statements delivered to the Buyer the Company has not issued any shares of capital stock. All of such outstanding shares have been validly issued and are fully paid and nonassessable. The Company has reserved such number of shares of Common Stock for issuance pursuant to such instruments or agreements as are set forth in
Exhibit 7S1 hereto.

          Except as otherwise stated in this paragraph or set forth in Exhibit 7S1 hereto and except for shares reserved for issuance in connection with this Agreement, the Company has not granted or issued, or agreed to grant or issue, any options, warrants or similar rights to acquire or receive any of the authorized but unissued shares of its capital stock of any class or any securities convertible into shares of its capital stock of any class. As of the date hereof, no Person holds of record or beneficially owns 5% or more of the outstanding shares of any class of the capital stock of the Company except as set forth in Exhibit 7S2 hereto.

          7T. ENVIRONMENTAL COMPLIANCE. (a) Neither the Company nor any Subsidiary is in violation, or alleged to be in violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the RESOURCE CONSERVATION AND RECOVERY ACT ("RCRA"), the COMPREHENSIVE ENVIRONMENTAL RESPONSE,

     COMPENSATION AND LIABILITY ACT of 1980, as amended ("CERCLA"), the SUPERFUND AMENDMENTS AND REAUTHORIZATION ACT of 1986 ("SARA"), the FEDERAL CLEAN WATER ACT, the FEDERAL CLEAN AIR ACT, the TOXIC SUBSTANCES CONTROL ACT, the WASTE MANAGEMENT ACT (British Columbia), Contaminated Sites Regulation (British Columbia), Special Waste Regulation (British Columbia), CANADIAN ENVIRONMENTAL PROTECTION ACT, TRANSPORTATION OF DANGEROUS GOODS ACT (Canada), FISHERIES ACT (Canada), ENVIRONMENT MANAGEMENT ACT (British Columbia) and Occupational Health and Safety Regulation (British Columbia) or any federal, provincial, state or local statute, regulation, ordinance, order or decree relating to health, safety or the environment (hereinafter "Environmental Laws"), which violation would have a material adverse effect on the business, assets or financial condition of the Company, individually, or the Company and its Subsidiaries, taken as a whole.

          (b) Neither the Company nor any Subsidiary has received written notice from any third party including, without limitation, any federal, provincial, state or local governmental authority, (i) that the Company or any Subsidiary has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R.
     Part 300 Appendix B (1986) or a responsible person with respect to a contaminated site under the Contaminated Sites Regulation (British Columbia); (ii) that any hazardous waste, as defined by 42 U.S.C.ss. 6903(5), any hazardous substances as defined by 42 U.S.C.ss. 9601(14), any pollutant or contaminant as defined by 42 U.S.C.ss.9601(33) or the Contaminated Sites Regulation (British Columbia) and any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which any one of them has generated, transported or disposed of has been released at any site at which a federal, provincial, state or local agency has conducted or has ordered that either the Company or any Subsidiary conduct a remedial investigation, removal or other response action pursuant to any Environmental Law or have named the Company or any Subsidiary as a Potentially Responsible Party or a responsible person or are seeking contribution from the Company or any Subsidiary; or (iii) that it is or shall be a named party to any claim, action, cause of action, cost recovery action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances.

          (c) To the actual knowledge of the Company, to the extent such activity would have a material adverse effect on the business, assets or financial condition of the Company, individually, or of the Company and its Subsidiaries, taken as a whole: (i) no portion of the property of the Company or any Subsidiary has been used for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the property; (ii) in the course of any activities conducted by the

     Company, its Subsidiaries or operators of their properties, no Hazardous Substances have been generated or are being used on the property except in accordance with applicable Environmental Laws; (iii) there have been no releases (i.e., any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping) or threatened releases of Hazardous Substances on, upon, into or from the property of the Company or any Subsidiary, which releases would have a material adverse effect on the value of any of the property or adjacent properties or the environment; and (iv) in addition, any Hazardous Wastes as defined by 42 U.S.C.ss. 6903(5) or Special Wastes as defined pursuant to the Special Waste Regulation (British Columbia), if any, that have been generated on any of the property have been transported offsite only by carriers having an identification number issued by the EPA, treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the best of the Company's knowledge, operating in material compliance with such permits and applicable Environmental Laws.

          7U. TRANSACTION WITH AFFILIATES. During the five year period immediately preceding the date hereof, neither the Company nor any Subsidiary has entered into, or caused, suffered or permitted to exist or occur any arrangement or contract with any of its Affiliates unless such arrangement or contract (i) was fair and equitable to the Company or such Subsidiary, and (ii) has been specifically approved by the Company's or such Subsidiary's Board of Directors (or equivalent governing body), as the case may be, as an arrangement or a contract of the kind which would be entered into by a prudent Person in the position of the Company or such Subsidiary with a Person which is not one of its Affiliates.

          7V. DISCONTINUANCE OF OPERATIONS. Neither the Company nor any Subsidiary has cancelled or discontinued operations of any Elephant & Castle Restaurant & Pub location except as set forth in Exhibit 7V hereto. With respect to such cancelled or discontinued operations, if any, except as disclosed on
Exhibit 7V hereto, there exist no claims, liabilities, losses, damages or injuries against the Company or any Subsidiary, pending or reasonably believed by the Company or any such Subsidiary to be threatened, arising out of or in connection with such cancelled or discontinued operations of an Elephant & Castle Restaurant & Pub location.

          7W. LICENSES, PERMITS, ETC. The Company and each Subsidiary has all material licenses, permits and operating authorities, including, without limitation, those pertaining to serving alcoholic beverages or gaming or gambling, as is requisite for carrying on its business or businesses in the manner in which it has heretofore been carried on, all such licenses, permits and operating authorities are in good standing, and there exists no default by the Company or any Subsidiary under the terms of any such licenses, permits and operating authorities;

          7X. COMPLIANCE WITH LAWS. The Company and each of its Subsidiaries presently carry on, and, the Company will in the future carry on and will cause each of the Subsidiaries to carry on, their respective operations in compliance with all applicable laws, including, without limitation, all applicable statutes, regulations or bylaws relating to health and safety and employment standards and the payment of workers compensation assessments.

          7Y. RELATIONSHIP WITH GENERAL ELECTRIC COMPANY. Except as disclosed on
Exhibit 7Y, neither the Company nor any Subsidiary has any equity, creditor, debtor or similar relationship (including without limitation any investment in, or any debtor, revolving credit, leasing or creditor relationship, but excluding any vendor or vendee relationship) with General Electric Company or any subsidiary thereof.

          7Z. WAIVED INTEREST. The Company hereby confirms and represents to the Buyer that the aggregate amount of accrued and unpaid interest on the Senior Notes and the Junior Notes through December 17, 2004 equals $1,208,811.

          8. REPRESENTATIONS AND COVENANTS OF THE BUYER. The Buyer represents, and in making the sale of Notes contemplated hereby to the Buyer it is specifically understood and agreed, that the Buyer is acquiring such Notes for its own account for the purpose of investment and not with a present view to or for sale in connection with any distribution thereof, PROVIDED that the disposition of the Buyer's property shall at all times be and remain within the Buyer's control. The Buyer further represents that the Buyer is familiar with Release No. 5226 issued by the Commission under the SECURITIES ACT, that the Buyer has consulted with its counsel in regard thereto, and that the Buyer is fully familiar with the position of the Commission with respect to the resale of any Note to the public. The Buyer further represents that no part of the consideration being used by the Buyer to acquire the Notes hereunder constitutes assets of an employee benefit plan (as defined in Section 3(3) of ERISA).

          9. INTENTIONALLY OMITTED.

          10. INTENTIONALLY OMITTED.

          11. RESTRICTIONS ON TRANSFER; REGISTRATION RIGHTS.

          11A. APPLICABILITY OF RESTRICTIONS. Notwithstanding any provisions to the contrary contained in this Agreement, any Restricted Securities or the Company's Notice of Articles or Articles, the provisions of this paragraph 11 shall apply to: (a) the transfer of any Note, (b) the transfer of any Purchased Shares, (c) the transfer of any Warrant and (d) the transfer of any Restricted Security (each such transfer being herein called a "RESTRICTED ACTION"). The holder of any Note, Warrant or Restricted Security, by its acceptance thereof, agrees that, unless otherwise permitted hereunder, it will not take any Restricted Action prior to the delivery to the Company of the opinion or opinions of counsel referred to in, and to the effect described in, clause (a) of paragraph 11C (or the penultimate sentence of the last paragraph of paragraph
11C), or until registration under the SECURITIES ACT of the Restricted Securities involved in, or issuable upon conversion of the Purchased Shares or exercise of the Warrant involved in, such Restricted Action has become effective.

          11B. RESTRICTIVE LEGENDS. Each Note, Warrant and certificate for Purchased Shares and Restricted Securities (unless at the time of issuance such Restricted Securities are registered under the SECURITIES ACT), and each Note, Warrant and certificate issued upon the transfer or exchange of any such Note or certificate for Restricted Securities (except as otherwise permitted by this paragraph 11), shall bear a legend in substantially the following form:

          The securities represented by this certificate have not been registered under the SECURITIES Act of 1933, as amended, and neither the securities nor any interest therein may be sold, transferred, pledged or otherwise disposed of in the absence of such registration or an exemption under such Act and the rules and regulations thereunder. The transfer of such securities is subject to the restrictions set forth in paragraph 11 of that certain Amended and Restated Note and Stock Purchase Agreement, dated December 17, 2004 between Elephant & Castle Group Inc. and GE Investment Private Placement Partners II, a Limited Partnership, copies of which are available for inspection at the offices of Elephant & Castle Group Inc., and such securities may be transferred only in compliance with the terms and conditions of said paragraph 11 of said Amended and Restated Note and Stock Purchase Agreement.

          11C. NOTICE OF PROPOSED TRANSFER; OPINIONS OF COUNSEL; CERTAIN RESTRICTIONS. Each holder of any Notes, Purchased Shares, Warrants or of any Restricted Securities, by its acceptance thereof, agrees that, except as otherwise expressly provided below in this paragraph 11C, prior to the taking of any Restricted Action, such holder will give written notice to the Company of such holder's intention to take such Restricted Action and to comply in all other respects with this paragraph 11C. Each such notice (i) shall describe the manner and circumstances of the proposed Restricted Action in sufficient detail to enable counsel to render the opinions referred to below and (ii) shall designate counsel for the holder giving such notice (who may be house counsel for such holder). The holder giving such notice will submit a copy thereof to the counsel designated in such notice, and the Company will promptly submit a copy thereof to its counsel (who may be house counsel for the Company), and the following provisions shall apply:

          (a) If in the opinion of each such counsel the proposed Restricted Action may be effected without registration under the Securities Act or any applicable state securities or Blue Sky laws of any Note or Restricted Securities involved in, or issuable upon conversion of any Purchased Shares or exercise any Warrant involved in, such Restricted Action, then the Company will promptly notify the holder thereof and such holder shall thereupon be entitled to effect such Restricted Action in accordance with the terms of the notice delivered by such holder to the Company, and the Company will promptly effect any transfer of any Notes or Restricted Securities involved in such Restricted Action and either deliver new Notes in accordance with paragraph 13E, or certificates for Restricted Securities bearing (or not bearing, if in the opinion of each such counsel such legend is no longer required to insure compliance with the Securities Act) the legend set forth in paragraph 11B, or both, as the case may be. If for any reason counsel for the Company (after having been furnished with the information required to be furnished by clause (i) of this paragraph 11C) shall fail to deliver an opinion to the Company (with a copy to such holder), or the Company shall fail to notify such holder thereof as aforesaid, within 15 days after counsel for such holder shall have delivered its opinion to such holder (with a copy to the Company), then for all purposes hereof the opinion of counsel for the Company shall be deemed to be the same as the opinion of counsel for such holder.

          (b) If in the opinion of either or both of such counsel (such opinion or opinions to state the basis of the legal conclusions reached therein) the proposed Restricted Action may not legally be effected without registration under the Securities Act or any applicable state securities or Blue Sky laws of any Note or Restricted Securities involved in, or issuable upon conversion of any Purchased Shares or exercise of any Warrant involved in, such Restricted Action, the Company shall promptly so notify the holder thereof and thereafter such holder shall not be entitled to effect such Restricted Action until receipt of a further notice from the Company under clause (a) of this paragraph 11C.

          Notwithstanding the foregoing, each holder shall be permitted to transfer any Note or Notes or any Restricted Security or Restricted Securities attributable to Notes in one or more transactions to a limited number of institutional investors similar in nature to the Buyer or "accredited investors" as defined in Rule 501 under the Securities Act; PROVIDED, HOWEVER, that (x) each such investor shall represent in writing that it is acquiring such Note or Restricted Security for investment and not with a view to the distribution thereof (subject, however, to any requirement of law that the disposition thereof shall at all times be within the control of such transferee), (y) each such investor shall agree in writing to be bound by all the restrictions on transfer of such Note or Restricted Security contained in paragraph 11 hereof and (z) such holder shall deliver to the Company an opinion of counsel (who shall be satisfactory to the Company) stating that such transfer may be effected without registration under the Securities Act or any applicable state securities or Blue Sky laws. The Company will pay the reasonable fees and disbursements of counsel (other than house counsel) for any holder of Notes or Restricted Securities and of counsel for the Company in connection with all opinions rendered by them pursuant to this paragraph 11C, and will reimburse any such holder for all other out-of-pocket expenses (other than Registration Expenses) incurred by such holder in complying with this paragraph 11C.

          11D. REGISTRATION OF RESTRICTED SECURITIES ON REQUEST. Upon the written request of the holders of no less than 50% of the outstanding Restricted Securities, which request (a) shall describe the Restricted Action proposed to be effected by such holder and the intended method of disposition by such holder of the Restricted Securities involved in such proposed Restricted Action, and
(b) shall request that the Company effect the registration of all or part of such holder's Restricted Securities under the Securities Act, the Company will promptly give written notice of such requested registration to all holders of outstanding Notes, Warrants or Restricted Securities and thereupon will use its best efforts to effect the registration under the Securities Act of (i) the Restricted Securities which the Company has been so requested to register, for disposition in accordance with the intended method of disposition stated in such request, and (ii) all other Restricted Securities the holders of which shall have, within 30 days after the receipt of such written notice from the Company, made written request (stating the intended method of disposition of such securities by such holders) to the Company for registration thereof, all to the extent required to permit the disposition (in accordance with the intended method thereof as aforesaid) by all such holders of the Restricted Securities so to be registered; PROVIDED, HOWEVER, that the Company shall not be obligated to effect any such registration pursuant to this paragraph 11D (a) at any time prior to the second anniversary of the date of this Agreement (b) at any time prior to the first anniversary of the effective date of a registration statement filed with the Commission pursuant to a written notice of requested registration pursuant to this paragraph 11D, or (c) at any time subsequent to the third such registration made pursuant to this paragraph 11D which shall have become effective with respect to all Restricted Securities requested to be included therein and not have been interfered with by any order or requirement of the Commission or any other governmental agency or any court. The holders requesting any registration pursuant to this paragraph shall select the underwriter or underwriters to be used in connection with any public offering of securities registered pursuant to this paragraph; PROVIDED, HOWEVER, that so long as the Buyer shall hold any Restricted Securities, the Buyer shall have the right, in its sole discretion, to approve or disapprove of any underwriter in which General Electric Company has a direct or indirect interest of 5% or more.

          11E. PIGGY-BACK REGISTRATION. If the Company at any time proposes to register any of its equity securities (other than securities issued with respect to any acquisition or any employee stock option, stock purchase, or similar plan or any other securities to be registered pursuant to a special purpose registration) under the Securities Act on Form S-1, Form S-2, Form S-3 or any other form of general application for sale of securities to the public in an underwritten offering upon which may be registered securities similar to the Restricted Securities, it will each such time at least 60 days prior to the anticipated filing date of such proposed registration statement give written notice to all holders of all outstanding Notes or Restricted Securities of its intention so to do and, upon the written request of any such holder made within 30 days after the receipt of any such notice (which request shall specify the Restricted Securities intended to be disposed of by such holder and state the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of Restricted Securities which the Company has been so requested to register, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) by such holders of the Restricted Securities to be so registered, subject to the discretion of the managing underwriter to limit or exclude any of such equity securities from the offering if it determines that the inclusion thereof would adversely affect the marketing of the securities to be sold by the Company therein; PROVIDED, HOWEVER, that if any of such equity securities are to be included in such underwriting for the account of any person other than the Buyer, the number of such equity securities to be included by any such person shall be reduced first; PROVIDED, FURTHER, HOWEVER, that if any Restricted Securities are to be distributed pursuant to this paragraph through a firm of underwriters to the public and the Buyer shall be participating in such offering the Buyer shall have the right, in its sole discretion, to approve or disapprove of any underwriter in which General Electric Company has a direct or indirect interest of 5% or more. No registration effected pursuant to this paragraph 11E shall relieve the Company from its obligation to effect any registration upon request pursuant to paragraph 11D hereof.

          11F. REGISTRATION EXPENSES. The Registration Expenses in connection with any registration in which Restricted Securities or Notes shall be included pursuant to paragraph 11D, 11E or 11F shall be borne by the Company.

          11G. REGISTRATION PROCEDURES. If and whenever the Company is required to effect the registration of any Restricted Securities under the Securities Act as provided in this Agreement, the Company will promptly:

          (i) prepare and (in any event within 90 days after the end of the period within which requests for registration may be given to the Company) file with the Commission a registration statement with respect to such Restricted Securities and use its best efforts to cause such registration statement to become effective;

          (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all such Restricted Securities and other securities covered by such registration statement until such time as all of such Restricted Securities and other securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement, but in no event for a period of more than 270 days after such registration statement becomes effective;

          (iii) furnish to each seller of such Restricted Securities such number of copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the disposition of the Restricted Securities owned by such seller;

          (iv) use its best efforts to register or qualify such Restricted Securities covered by such registration statement under such other applicable securities or Blue Sky laws of such jurisdictions within the United States of America (including territories and commonwealths thereof) as each seller shall reasonably request, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any jurisdiction;

          (v) notify each seller of any such Restricted Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the period mentioned in subdivision (ii) of this paragraph 11H, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made (and upon receipt of such notice and until a supplemented or amended prospectus as set forth below is available, each such seller shall not offer or sell any securities covered by such registration statement and shall return all copies of such prospectus to the Company if requested to do so by it), and at the request of any such seller prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Restricted Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; and

          (vi) furnish to each holder for which Restricted Securities are registered or are to be registered at the time of the disposition of such Restricted Securities by such holder, a signed copy of an opinion of counsel (which counsel shall be reasonably acceptable to, and which opinion shall be reasonably satisfactory in form and substance to, such holder) to the effect that: (a) a registration statement covering such Restricted Securities has been filed with the Commission under the Securities Act and has been made effective by order of the Commission, (b) said registration statement and the prospectus contained therein comply as to form in all material respects with the requirements of the Securities Act, and (after due inquiry) such counsel has no reason to believe that either said registration statement or such prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein (in the case of such prospectus, in light of the circumstances under which they were made) not misleading, (c) after due inquiry said counsel knows of no legal or governmental proceedings required to be described in said registration statement or prospectus which are not described as required, or of any contracts or documents of a character required to be described in said registration statement or prospectus or to be filed as an exhibit to said registration statement or to be incorporated by reference therein which is not described and filed as required, (d) no stop order has been issued by the Commission suspending the effectiveness of such registration statement and, to the best of such counsel's knowledge, no proceedings for the issuance of such a stop order are pending or threatened, and (e) the applicable provisions of the securities or Blue Sky laws of each state in which the Company shall be required, pursuant to clause (iv) of this paragraph 11G, to register or qualify such Notes or Restricted Securities, have been complied with, assuming the accuracy and completeness of the information furnished to such counsel with respect to each filing relating to such laws; it being understood that such opinion may contain such qualifications and assumptions as are customary in the rendering of similar opinions, and that such counsel may rely, as to all factual matters treated therein, on certificates of the Company (copies of which shall be delivered to such holder).

          The Company may require each seller of any Restricted Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such Restricted Securities as the Company may from time to time request in writing and as shall be required by law to effect such registration.

          11H. TERMINATION OF RESTRICTIONS. All restrictions imposed by paragraph 11 hereof upon the transferability of Notes or Restricted Securities shall cease and terminate as to any particular Notes or Restricted Securities,
(a) when such securities shall have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such securities, or (b) when, in the opinion of counsel for the holder thereof and counsel for the Company, such restrictions are no longer required in order to insure compliance with the Securities Act. Whenever such restrictions shall terminate as to any Notes or Restricted Securities, the holder thereof shall be entitled to receive from the Company without expense a new certificate or certificates representing such securities not bearing the legend set forth in paragraph 11B hereof.

          11I. INDEMNIFICATION. (a) In the event of any registration of any Restricted Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such securities and its directors and officers and each underwriter of such securities and each other person, if any, who controls such seller or underwriter within the meaning the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, each such director and officer, each such underwriter and each such controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller, officer or director, underwriter or controlling person specifically for use in the preparation thereof. Such indemnity shall remain in full force and effect irrespective of any investigation by any person indemnified above.

          (b) The Company may require, as a condition to including any Restricted Securities in any registration statement filed pursuant to paragraph 11 hereof, that the Company shall have received an undertaking satisfactory to it from the prospective seller and underwriter of such securities to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this paragraph 11J, but only to an amount, with respect to such prospective seller, not in excess of the gross proceeds realized by such seller from the sale of Restricted Securities registered pursuant to such registration statement) the Company, each director of the Company, each officer of the Company who shall sign such registration statement and any person who controls the Company within the meaning of the Securities Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller or underwriter, specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus, amendment or supplement.

          (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this paragraph 11J, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; PROVIDED, HOWEVER, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this paragraph 11J, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expense subsequently incurred by the latter in connection with the defense thereof. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

          11J. AVAILABILITY OF INFORMATION. The Company will comply with the reporting requirements of Sections 13 and 15(d) of the Exchange Act applicable to it and shall use its best efforts to comply with all other public information reporting requirements of the Commission (including reporting requirements which serve as a condition to utilization of Rule 144 promulgated by the Commission under the Securities Act) applicable to it from time to time in effect and relating to the availability of an exemption from the Securities Act for the sale of any Notes or Restricted Securities. The Company will also cooperate with each holder of any Notes or Restricted Securities in supplying such information and documentation as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Notes or Restricted Securities.

          11K. DURATION OF OBLIGATIONS. The obligations of the Company under paragraph 11 hereof, and the obligations under paragraph 11I hereof of the Company and any seller of Restricted Securities becoming obligated thereunder, shall continue for so long as any Notes or Restricted Securities shall be outstanding, except as otherwise provided in paragraph 11 hereof.

          12. DEFINITIONS. For the purpose of the Agreements, the following terms shall have the following respective meanings:

          "1999 NOTES" shall have the meaning set forth in recitals.

          "ADDITIONAL CLOSING DOCUMENTS" shall mean those documents that have not heretofore been delivered pursuant to the Security Agreement, and shall include the required powers of attorney, the required application for transfer of Shares, certified copies of the share registers of the Subsidiaries, noted to reflect the pledge of shares to GEIPPPII, the resolutions of the board of directors of each Subsidiary consenting to the transfer of shares, the resolution of the board of directors of the Canadian Subsidiary consenting to the transfer of shares to GEIPPPII, the stock certificate of Canadian Rainforest Restaurants Inc. and the stock certificate of Alamo Grill Inc. (all such terms set forth above as defined in the Security Agreement).

          "AFFILIATE" shall mean, with respect to any Person, any person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

          "CAN $" shall mean Canadian dollars.

          "CANADIAN SECURITY AGREEMENT" shall have the meaning set forth in recitals.

          "CANADIAN SUBSIDIARY" shall mean the Elephant and Castle Canada Inc., a corporation incorporated in the Province of Ontario, Canada.

          "CHANGE IN CONTROL EVENT" shall be deemed to have occurred upon, (i) the acquisition by any "person" (as that term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) of beneficial ownership, direct or indirect, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities or (ii) the acquisition of the Company, or all or substantially all of its assets, by, or the combination of the Company or all or substantially all of its assets, with, another "person" (as defined above), unless the acquiring or surviving "person" shall be a corporation more than 50% of the combined voting power of which corporation's then outstanding securities, after such acquisition or combination, are owned, immediately after such acquisition or combination, by the owners of the voting securities of the Company outstanding immediately prior to such acquisition or combination.

          "COMMISSION" shall mean the Securities and Exchange Commission or any other governmental authority at the time administering the Securities Act or the Exchange Act.

          "COMMON STOCK" shall mean and include the Company's presently authorized Common Shares, without par value, as constituted on the date hereof, and, when used in paragraph 9 or 11 hereof, shall also mean and include any capital stock of any class of the Company hereafter authorized which shall not be either (i) limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to receive dividends and to participate in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding-up of the Company, or (ii) redeemable at any time by the Company, or both.

          "CURRENT INDEBTEDNESS" shall mean, as of any date, with respect to any Person, all liabilities for borrowed money and all liabilities secured by any Lien existing on property owned by such Person whether or not such liabilities have been assumed and all liabilities, contingent or otherwise, as guarantor or otherwise, with respect to borrowed money or otherwise, which, in any case, are payable on demand or within one year from the date of determination, except any such liabilities which are renewable or extendible at the option of the debtor to a date more than one year from the date of determination.

          "DEFINED RATE" shall mean 4% plus the prime or base rate as determined by the Wall Street Journal, or successor thereto, from time to time; PROVIDED, HOWEVER, that if the foregoing is in excess of the maximum interest rate permitted by applicable law, then the term "Defined Rate" shall mean the maximum interest rate permitted by applicable law.

          "DOLLAR" or "U.S. $" or "U.S. DOLLARS" or "$" shall mean United States Dollars.

          "EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION OR ("EBITDA")" shall mean, for any fiscal period of the Company and its consolidated Subsidiaries, the sum of the following: (i) net income (or loss) before provision for income taxes, (ii) depreciation and amortization (including amounts attributable to good will, costs of issuance of debt outstanding, expenses of organization, non-competition agreements, patents and trademarks, and discounts related to subordinated debt) and (iii) interest expense.

          "ENVIRONMENTAL LAWS" shall have the meaning set forth in paragraph 7S hereof.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

          "ERISA AFFILIATE" shall mean any entity required to be aggregated with the Company or any Subsidiary under Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended.

          "EVENT OF DEFAULT" shall mean any of the events specified in paragraph 6, provided that there has been satisfied any requirement in connection with such event for the giving of notice, or the lapse of time, or the happening of any further condition, event or act, and "Default" shall mean any of such events, whether or not any such requirement has been satisfied.

          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar or successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "FUNDED INDEBTEDNESS" shall mean, as of any date, with respect to any Person, without duplication:

          (a)  its liabilities for borrowed money, other than Current
     Indebtedness;

          (b) liabilities secured by any Lien existing on property owned by such Person (whether or not such liabilities have been assumed), other than Current Indebtedness;

          (c) obligations other than Current Indebtedness of such Person, contingently or otherwise, as obligor, guarantor or otherwise, under any lease of real or personal property or comparable arrangement with respect to use or title which are required by generally accepted accounting principles to be capitalized;

          (d) obligations other than Current Indebtedness of such Person, contingently or otherwise, as guarantor or otherwise, under any arrangement with respect to liabilities for borrowed money which, if the Company were the obligor, would represent Funded Indebtedness or which are required by generally accepted accounting principles to be capitalized; and

          (e) any other obligations (other than deferred taxes) which are required by generally accepted accounting principles to be shown as liabilities on its balance sheet and which are payable or remain unpaid more than one year from the date of determination thereof.

          "HAZARDOUS SUBSTANCES" shall have the meaning set forth in paragraph 7S hereof.

          "INDEBTEDNESS" shall mean the sum of Current Indebtedness and Funded Indebtedness.

          "JUNIOR NOTES" shall have the meaning set forth in the recitals.

          "LIEN" shall mean any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property, except any such usual or normal reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases or other title exceptions or encumbrances affecting property that are not disruptive to the use of such property in the ordinary course of business. For the purposes of this Agreement, the Company or a Subsidiary shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement, financing lease or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes.

          "MARKET PRICE" shall have the meaning set forth in paragraph 9D(8) hereof.

          "MATURITY DATE" shall mean December 18, 2009.

          "MULTIEMPLOYER PLAN" means a plan which is a Multiemployer Plan as defined in Section 4001(a)(3) of ERISA.

          "NEW SENIOR NOTES" shall have the meaning set forth in paragraph 1A.

          "NOTES" means the New Senior Notes issued pursuant hereto.

          "OFFICER'S CERTIFICATE" shall mean a certificate signed in the name of the Company by its Chairman of the Board, its President, one of its Vice Presidents or its Treasurer.

          "ORIGINAL AGREEMENT" shall have the meaning set forth in the recitals.

          "ORIGINAL NOTES" shall have the meaning set forth in the recitals.

          "PERSON" shall mean and include an individual, a corporation, an association, a partnership, a trust or estate, a government or any department or agency thereof.

          "PREFERRED STOCK" shall mean and include the Company's presently constituted Preferred Shares.

          "PURCHASED SHARES" shall have the meaning set forth in paragraph 2B hereof.

          "REGISTRATION EXPENSES" shall mean all expenses incident to the Company's performance of or compliance with paragraph 11 hereof, including without limitation all registration and filing fees, all fees and expenses of complying with securities or Blue Sky laws (except to the extent that such fees and expenses are required by applicable law to be paid by the selling shareholders), all printing expenses, the fees and disbursements of counsel for the Company and of independent public accountants, the reasonable fees and disbursements of one counsel per registration retained by all holders of Restricted Securities being registered (such counsel to be satisfactory to the holders of a majority of the Share Equivalents of the Restricted Securities being registered) and the expenses of any special audits required by or incident to such performance and compliance (but excluding underwriting discounts and commissions and transfer taxes, if any).

          "RESTRICTED ACTION" shall have the meaning set forth in paragraph 11A hereof.

          "RESTRICTED PAYMENTS" shall have the meaning set forth in paragraph 5B hereof.

          "RESTRICTED SECURITIES" shall mean at any time (a) any Common Stock issued, or, unless the context otherwise requires, upon conversion of the Purchased Shares or the Warrant; PROVIDED, HOWEVER, that immediately after and throughout the period during which the restrictions on the transferability of such Common Stock shall have ceased and terminated in accordance with paragraph 11 hereof, the same shall cease to be Restricted Securities.

          "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and any similar or successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same may be in effect at the time.

          "SECURITY AGREEMENT" shall have the meaning set forth in the recitals.

          "SENIOR INDEBTEDNESS" means the senior secured term loan in the amount of CAD$5,000,000 owed to Crown Life Insurance Company pursuant to a loan agreement dated December 17, 2004.

          "SENIOR NOTES" shall have the meaning set forth in the recitals.

          "SENIOR SECURITY" means the security granted by the Borrower and certain of its Subsidiaries in respect of the Senior Indebtedness, as amended from time to time.

          "SHARES" shall mean the shares of Common Stock issued pursuant to this Agreement, including without limitation such shares issued upon conversion of the Purchased Shares or exercise of the Warrant.

          "SHARE EQUIVALENTS" of any Restricted Securities or the Notes shall mean the number of shares of Common Stock included among such Restricted Securities or upon conversion of the Purchased Shares or the Warrant.

          "SUBSIDIARY" shall mean a corporation of which the Company owns, directly or indirectly, more than 50% of the shares of stock entitled to vote in the election of directors (excluding shares so entitled to vote only upon a failure to pay dividends or other contingencies).

          "U.S. SECURITY AGREEMENT" shall have the meaning set forth in the recitals.

          "U.S. SUBSIDIARIES" shall mean the Subsidiaries of the Company incorporated in any state of the United States of America.

          "WARRANT" shall have the meaning set forth in the recitals.

          13. MISCELLANEOUS.

          13A. NOTE PAYMENTS. The Company agrees that, so long as the Buyer shall hold any Note, it will make payments of principal thereof and interest and premium, if any, thereon, which comply with the terms of this Agreement, by wire transfer of immediately available funds for credit to its account at State Street Bank and Trust Company, Boston, MA, ABA: 021 000 028, Acct: 2564-7819,
Ref: 8X32 - GEIPPPII, or such other account in the United States of America as the Buyer may designate in writing, notwithstanding any contrary provision herein or in any Note with respect to the place of payment. The Company agrees to afford the benefits of this paragraph to any institutional investor of recognized standing which is the direct or indirect transferee of any Note acquired by the Buyer hereunder.

          13B. EXPENSES. The Company shall pay at the Closing the reasonable fees and expenses of the Buyer, including the reasonable legal fees and expenses of Dewey Ballantine LLP, as the special counsel to the Buyer, and Bull, Housser & Tupper, as the special Canadian counsel to the Buyer, incurred in connection with preparation of this Agreement and the other agreements contemplated hereby and the closing of the transactions contemplated hereby; PROVIDED, HOWEVER, that the Company shall not be required to reimburse such fees and expenses which in the aggregate exceed $25,000. The Company shall pay the reasonable costs and expenses of the Buyer, including reasonable legal fees and expenses, incurred by the Buyer in enforcing any of its rights under this Agreement or the Notes, including, without limitation, costs and expenses incurred in any bankruptcy case.

          13C. CONSENT TO AMENDMENTS. This Agreement may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Company shall obtain the written consent to such amendment, action or omission to act given by the holder or holders of at least 66-2/3% of the aggregate principal amount of the Notes at the time outstanding, except that, without the written consent of the holder or holders of all the Notes at the time outstanding, no amendment to this Agreement shall change the maturity of any Note, or change the principal of, or the rate or time of payment of interest or any premium payable with respect to, any Note, or affect the time or amount of any required prepayments or repurchases, or modify the subordination provisions in a manner adverse to the holders of Notes, or reduce the proportion of the principal amount of the Notes required with respect to any consent, except that the provisions of paragraph 11 hereof may not be amended without the consent of
(i) holders of at least 66 2/3% of the shares of Common Stock constituting Restricted Securities at the time issued upon conversion of any Purchased Shares and (ii) holders of at least 66 2/3% of the Warrants at the time outstanding. Any consideration given to any holder to obtain his consent shall be given PRO RATA to all such holders of a Note or Notes whether or not they give consent. Each holder of any Note at the time or thereafter outstanding (or of shares of Common Stock entitled to any rights hereunder) shall be bound by any consent authorized by this paragraph, whether or not such Note shall have been marked to indicate such consent, but any Note issued thereafter may bear a notation referring to any such consent. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note, as applicable. As used herein and in the Notes, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

          13D. NOTICES TO SUBSEQUENT HOLDER. If any Note shall have been transferred to another holder pursuant to paragraph 13E and such holder shall have designated in writing the address to which communications with respect to such Note as applicable shall be mailed, all notices, certificates, requests, statements and other documents required or permitted to be delivered to the Buyer by any provision hereof shall also be delivered to each such holder.

          13E. FORM, REGISTRATION, TRANSFER AND EXCHANGE OF NOTES; LOST NOTES. The Notes are issuable only as registered Notes without coupons in the denominations of $100,000 and integral multiples thereof and in multiples of $5,000 in excess of $100,000 for any Note. The Company shall keep at its principal office a register in which the Company shall provide for the registration of Notes and of transfers of Notes. Upon surrender of any Note for registration of transfer in compliance with the terms of this Agreement at the office of the Company, the Company shall, at its expense (other than for transfer taxes, if any), execute and deliver one or more new Notes of like tenor and of a like aggregate principal amount registered in the name of the designated transferee or transferees. At the option of the holder of any Note, such Note may be exchanged for other Notes of like tenor and of any authorized denominations, of a like aggregate principal amount, upon surrender of the Note to be exchanged at the office of the Company. Whenever any Notes are so surrendered for exchange, the Company or such transfer agent shall, at the Company's expense (other than for transfer taxes, if any), execute and deliver the Notes which the holder of Notes making the exchange is entitled to receive. Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the holder of such Note or his attorney duly authorized in writing. Any Note or Notes issued in exchange for any Note or upon transfer thereof shall carry the rights to unpaid interest and interest to accrue which were carried by the Note so exchanged or transferred, so that neither gain nor loss of interest to accrue shall result from any such transfer or exchange. Upon receipt of written notice or other evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Note and, in the case of any such loss, theft, or destruction, upon receipt of the Buyer's unsecured indemnity agreement, or, in the case of any other holder of a Note or Notes or Warrant or Warrants, other indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Note or Warrant, the Company will make and deliver a new Note or Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note or Warrant.

          13F. PERSONS DEEMED OWNERS. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name any Note or Warrant is registered as the owner and holder of such Note or Warrant for the purpose of receiving payment of principal of and interest and premium (if any) in the case of on such Note and for all other purposes whatsoever in the case of such Note or Warrant, whether or not such Note shall be overdue, and the Company shall not be affected by notice to the contrary.

          13G. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND INDEMNITIES. All representations, warranties and indemnities contained herein or made in writing by the Company in connection herewith shall survive the execution and delivery of this Agreement, the Common Stock issued under or pursuant to this Agreement and the Notes, regardless of any investigation made by the Buyer or on the Buyer's behalf.

          13H. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement contained by or on behalf of either of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

          13I. NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be (i) mailed by registered or certified mail, postage prepaid, (ii) delivered by reliable overnight courier service, or (iii) otherwise delivered by hand or by messenger, addressed (A) if to the Buyer, to GE Asset Management Incorporated, 3003 Summer Street, Stamford, Connecticut 06905, Attention: Michael M. Pastore, or at such other address as the holder shall have furnished to the Company in writing, or (B) if to the Company, to Elephant & Castle Group Inc., 1190 Hornby Street Vancouver, B.C. Canada V6Z 2K5, Attention: Chief Financial Officer, or at such other address as the Company shall have furnished to the holder in writing. All such notices and communications shall be effective upon receipt.

          13J. ACCOUNTING TERMS. Unless otherwise set forth herein, all accounting terms and provisions in this Agreement shall be construed to be as determined in accordance with generally accepted accounting principles in Canada then in effect.

          13K. SATISFACTION REQUIREMENT. If any agreement, certificate or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory to the Buyer, the determination of such satisfaction shall be made by the Buyer in its sole and exclusive judgment exercised in good faith.

          13L. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York. This Agreement may not be changed orally, but (subject to the provisions of paragraph 13C) only by an agreement in writing signed by the party against whom enforcement is sought.

          13M. HEADINGS; TABLE OF CONTENTS. The descriptive headings of the several paragraphs of this Agreement and the table of contents are inserted for convenience only and do not constitute a part of this Agreement.

          13N. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, all of which shall be deemed but one and the same instrument and each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

          13O. NON EXCLUSIVITY OF REMEDIES AND SPECIFIC PERFORMANCE. The rights and remedies of any of the parties hereunder shall not be mutually exclusive, and the exercise of one or more of the provisions of this Agreement shall not preclude the exercise of any other provisions of this Agreement. Each of the parties confirms that damages at law may be an inadequate remedy for breach or threat of breach of any provisions of this Agreement. The respective rights and obligations arising out of or under this Agreement shall be enforceable by specific performance, injunction, or other equitable remedy, but nothing in this Agreement is intended to limit or affect any rights at law or by statute or otherwise of any party aggrieved as against the other parties for a breach or threat of breach of any provision of this Agreement, it being the intention by this paragraph to make clear that under this Agreement the respective rights and obligations of the parties shall be enforceable in equity as well as at law or otherwise.

          13P. NON BUSINESS DAYS. If the date for making any payment or the last date for performance of any act or the exercising of any right, as provided in this Agreement, shall not be a business day, such payment may be made or act performed or right exercised on the next succeeding business day, with the same force and effect as if done on the nominal date provided in this Agreement, except that interest shall accrue and be payable for the period after such nominal date.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                     ELEPHANT & CASTLE GROUP INC.

                                     By:
                                         --------------------------------------
                                         Name:  Richard Bryant
                                         Title:    President

                                     GE INVESTMENT PRIVATE
                                     PLACEMENT PARTNERS II,
                                     a LIMITED PARTNERSHIP

                                     By: GE Asset Management Incorporated
                                         Its:  General Partner

                                         By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                    EXHIBIT A

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION UNDER SUCH ACT AND THE RULES AND REGULATIONS THEREUNDER. THE TRANSFER OF SUCH SECURITIES IS SUBJECT TO THE RESTRICTIONS SET FORTH IN PARAGRAPH 11 OF THAT CERTAIN AMENDED AND RESTATED NOTE AND STOCK PURCHASE AGREEMENT DATED DECEMBER 17, 2004, BETWEEN ELEPHANT & CASTLE GROUP INC. AND GE INVESTMENT PRIVATE PLACEMENT PARTNERS II, A LIMITED PARTNERSHIP, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE OFFICES OF ELEPHANT AND CASTLE GROUP INC., AND SUCH SECURITIES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF SAID PARAGRAPH 11 OF SAID AMENDED AND RESTATED NOTE AND STOCK PURCHASE AGREEMENT.

          UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE APRIL 18, 2005.

                          Elephant & Castle Group Inc.

              Restated and Amended Senior Secured Convertible Note

No. 1
U.S. $4,203,879                                                December 17, 2004

          FOR VALUE RECEIVED, the undersigned, Elephant & Castle Group Inc. (herein called the "COMPANY"), a corporation organized and existing under the laws of the Province of British Columbia, Canada, hereby promises to pay to the order of GE Investment Private Placement Partners II, a Limited Partnership (the "Holder" or "GEIPPPII"), or registered assigns, the principal sum of Four Million Two Hundred and Three Thousand Eight Hundred Seventy-Nine ($4,203,879) U.S. Dollars, on December 18, 2009 (the "MATURITY DATE"). Interest on the unpaid balance hereof shall accrue from the date of issuance hereof until the Maturity Date or until the entire principal hereof shall have become due and payable, at the rate of 14.00% per annum (computed on the basis of the number of days actually elapsed and a 365-or 366-day year, as applicable), payable as follows: (a) commencing on March 1, 2005 and each three months after to and including December 1, 2006, if the Company shall have achieved earnings before interest, taxes, depreciation, and amortization ("EBITDA") in the last fiscal year preceding the date of payment of not less than CDN$2.584 million for 2004 and CDN$3.387 million for 2005, quarterly in arrears, subject to prior approval of the board of directors of the Company each quarter, to a maximum of 100% of EBIDTA in excess of the foregoing thresholds;
(b) commencing on March 1, 2007 and each three months after, quarterly in arrears in full; and (c) on the Maturity Date, one final interest payment equal to the accrued but unpaid interest to such date; provided, however, that to the extent permitted by law interest shall be due and payable on any overdue installment of principal or interest at a rate equal to the Defined Rate per annum from the date such payment was due until paid, payable on demand. This
Note is subject to prepayment at the times, in the amounts and subject to the conditions set forth in the Agreement (as defined below).

          No provision of this Note shall alter or impair the obligations of the Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, times and rate, and in the currency, herein prescribed.

          Payments of both principal and interest are to be made by wire transfer for credit to the account of GEIPPPII at State Street Bank and Trust Company, Boston, MA, ABA: 021 000 028, Acct: 2564-7819, Ref: 8X32-GEIPPPII, or in such other manner or to such other place in the United States of America as the holder hereof shall designate to the Company in writing, in lawful money or the United States of America.

          This Note is one of a duly authorized issue of New Senior Notes due December 18, 2009 of the Company, originally issued pursuant to the Amended and Restated Note and Stock Purchase Agreement dated as of December 17, 2004, as amended from time to time (the "Agreement") between the Company and GEIPPPII, and is entitled to the benefit of the Agreement, and each holder of this Note, by his acceptance hereof, agrees to be bound by the provisions of the Agreement. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Agreement. As provided in the Agreement, (i) this Note is subject to prepayment or repurchase, in whole or in part, as specified in such Agreement; and (ii) this Note and the Shares may be transferred only upon fulfillment by the Company and the holder hereof of conditions specified in the Agreement.

          As provided and subject to the restrictions on transfer set forth in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or his attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

          The obligations of the Company under this Note are secured as set forth in the Security Agreement.

          Each right, power or remedy of the holder hereof upon the occurrence of any Event of Default as provided in the Agreement or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Note or now or hereafter existing at law or in equity or by statute, and the exercise or beginning of the exercise by the holder or transferee hereof of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the holder hereof of any or all such other rights, powers or remedies.

          The Company shall promptly give notice to the holder of the occurrence of any Event of Default, together with a written statement from the Company setting forth the details of the Event of Default and any action taken or contemplated to be taken with respect to the same.

          No failure or delay by the holder hereof to insist upon the strict performance of any term of this Note or to exercise any right, power or remedy consequent a default hereunder shall constitute a waiver of any such term or of any such breach, or preclude the holder hereof from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Note, the holder shall not be deemed to waive the right either to require payment when due of all other amounts payable under this Note, or to declare a default for failure to effect such payment of any such other amount. The failure of the holder to give notice of any failure or breach of the Company under this Note shall not constitute a waiver of any right or remedy in respect of such continuing failure or breach or any subsequent failure or breach.

          The obligation to make payment hereunder is absolute and unconditional and the rights of the holder shall not be subject to any defense, set-off, counterclaim or recoupment which the Company may have against any person or entity, including, but not limited to, the holder.

          This Note may be modified with the written consent of both the holder and the Company.

          All notices and other communications required or permitted hereunder shall be in writing and shall be (i) mailed by registered or certified mail, postage prepaid, (ii) delivered by reliable overnight courier service, or (iii) otherwise delivered by hand or by messenger, addressed (A) if to GEIPPPII, to 3003 Summer Street, Stamford, Connecticut 06905, Attention: Michael M. Pastore, or at such other address as the holder shall have furnished to the Company in writing, or (B) if to the Company, to Elephant & Castle Group Inc., 1190 Hornby Street Vancouver, B.C. Canada V6Z 2K5, Attention: Chief Financial Officer, or at such other address as the Company shall have furnished to the holder in writing. All such notices and communications shall be effective upon receipt.

          This Note shall be governed by and enforced in accordance with the laws of the State of New York without regard to the conflicts of law rules thereof. The Company hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically provided herein, and assent to extensions of the time of payment, or forbearance or other indulgence without notice.

          Should the indebtedness represented by this Note or any part thereof be collected in any proceeding provided for in this Note or be placed in the hands of attorneys for collection, the Company agrees to pay to the holder on demand, in addition to the principal, premium, if any, and interest due and payable hereon, any and all costs and expenses, including reasonable attorneys' fees and court costs, incurred by the holder in collecting or otherwise enforcing this Note or in attempting to do any of the foregoing.

          IN WITNESS WHEREOF, the Company has caused this Note to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                                    ELEPHANT & CASTLE GROUP INC.


                                    By:____________________________________
                                         Name:
                                         Title:


Acknowledged and Agreed to:

GE INVESTMENT PRIVATE PLACEMENT PARTNERS II,
A LIMITED PARTNERSHIP

By: GE Asset Management Incorporated,
its General Partner



By  ___________________
Name:
Title:

                                   EXHIBIT 3A

                           FORM OF OPINIONS OF COUNSEL
                                 TO THE COMPANY

OPINION AS TO UNITED STATES LAW MATTERS TO BE PROVIDED BY D. DAVID COHEN, ESQ. COVERING THE FOLLOWING OPINIONS:

          (1) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the Province of British Columbia, Canada and has all requisite corporate power and authority (a) to carry on the business in which it is engaged and to own, operate and encumber the properties that it owns, (b) to enter into the Agreement, the Amendment No. 2 to the U.S. Security Agreement and the amended UCC-1 Financing Statements (collectively, the "Transaction Documents"), (c) to issue and deliver the Notes and the Purchased Shares and to incur the Indebtedness evidenced by the Notes and (d) to carry out the provisions of the Transaction Documents and the Notes to be carried out by it.

          (2) The Company is duly authorized to conduct its business in each jurisdiction in which it operates and has been duly qualified and is in good standing as a foreign corporation in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary or desirable.

          (3) Each Subsidiary is a corporation duly incorporated, validly existing and in good standing in the jurisdiction of its incorporation, has the corporate power and authority to own, operate and encumber its assets, to transact its business, as presently operated, and to execute the Transaction Documents to which it is a party and to perform its obligations thereunder and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary or desirable.

          (4) Each of the Transaction Documents, the Notes, the Purchased Shares and the Warrants being acquired by you under the Agreement has been duly authorized by all necessary corporate action on the part of the Company and its Subsidiaries (no action by the stockholders of the Company being required by law, by the Certificate of Incorporation or otherwise), has been duly executed and delivered by the Company and its Subsidiaries and constitutes a legal, valid and binding obligation of the Company and its Subsidiaries, enforceable against the Company and its Subsidiaries in accordance with its terms, except as may be limited (a) by bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally, (b) by general principles of equity, regardless of whether enforcement of any obligation therein mentioned is sought in a proceeding in equity or at law and (c) with respect to the indemnification provisions contained in the Agreement, by applicable securities laws or principles of public policy.

          (5) The Purchased Shares have been duly authorized for issuance, are subject to no preemptive rights, are validly issued, fully paid and nonassessable.

          (6) The shares of Common Stock of the Company issuable upon the conversion of the Purchased Shares or the exercise of the Warrant, as the case may be, Notes have been duly authorized and reserved for issuance, are subject to no preemptive rights, and when and if issued, will be validly issued, fully paid and nonassessable.

          (7) There are, except as disclosed in the Agreement and the Exhibits thereto, no options, warrants, conversion or other rights, agreements or commitments of any kind obligating, or which might in the future obligate, the Company to sell any shares of its capital stock of any class or any securities convertible into or exchangeable for any shares of its capital stock of any class, and no authorization therefore has been granted by the Company.

          (8) The execution and delivery of the Transaction Documents, the Notes, the Purchased Shares and the Warrant and the performance by the Company and its Subsidiaries of its agreements, covenants and obligations thereunder and the issuance of the Notes do not and will not (a) require any consent which has not been provided for in the Transaction Documents and obtained, (b) contravene, conflict with or result in any violation of the provisions of any federal or state statute, rule or regulation binding on the Company or any of its Subsidiaries or of the Certificate of Incorporation or the By-laws of the Company or any of its Subsidiaries or require registration with any governmental authority, (c) contravene, conflict with or result in a breach or constitute a default under or give rise to any right to accelerate or require payment, repurchase or redemption of any obligation or require any consent under any indenture or loan or credit agreement, the Certificate of Incorporation, Notice of Articles or Articles of the Company or any Subsidiary or any other agreement, lease or instrument to which the Company or any Subsidiary is a party or by which any of their property is bound, (d) result in, or require, the creation or imposition of any lien, security interest or other encumbrance (other than as contemplated by the Transaction Documents) upon or with respect to any of the properties now owned or hereafter acquired by the Company or any Subsidiary, or
(e) cause the Company or any Subsidiary to be in default under any law, order, writ, judgment, injunction, decree, agreement, lease or instrument.

          (9) The issuance and delivery of the Notes and the Purchased Shares by the Company under the circumstances contemplated by the Agreement constitute transactions exempt from registration under applicable state securities and Blue Sky laws and from the registration provisions of the Securities Act of 1933, as amended, and do not, under existing law, require the registration of the Notes and the Purchased Shares under the Securities Act of 1933, as amended, or compliance with any requirements of the Trust Indenture Act of 1939.

          (10) All consents, approvals or authorizations, if any, of any governmental authority required on the part of the Company or its Subsidiaries in connection with the execution and delivery or performance of the Transaction Documents or the offer, issue or delivery of the Notes and the Purchased Shares to you have been duly obtained, and the Company and its Subsidiaries have complied with any applicable provisions of law requiring any declaration, filing, registration and/or qualification with any governmental authority in connection with such offer, issue or delivery.

          (11) There is no action, suit or proceeding at law or in equity by or before any governmental authority or tribunal or other agency now pending or threatened against or affecting either the Company or any of its Subsidiaries or any properties or rights of any thereof (i) wherein an unfavorable decision, ruling or finding would have a material adverse effect on the validity or enforceability of the Transaction Documents or the Notes and the Purchased Shares or would materially and adversely affect the business, property, assets, condition (financial or otherwise), results of operation or prospects of the Company and its consolidated Subsidiaries, taken as a whole, or (ii) that seeks to enjoin or otherwise prevent the consummation of the transactions contemplated by the Transaction Documents or the issuance and delivery of the Notes and the Purchased Shares.

          (12) The U.S. Security Agreement, as amended by Amendment No. 1, continues to create valid and enforceable security interest in favor of you in the Collateral specified therein that the U.S. Security Agreement purports to create to secure the Secured Obligations, subject to the effect of (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to or affecting the enforcement of creditors' rights and remedies, and (ii) general principles of equity, whether considered in a proceeding in equity or at law.

          (13) Upon filing of the amendments to financing statements in the states where the Company and its Subsidiaries are incorporated, the Secured Party will continue to have a perfected security interest in any Collateral in which a security interest may be perfected through the filing of the financing statements under Article 9 of the NYUCC, or under any parallel provisions of the UCC applicable in the states where the Company and its Subsidiaries are incorporated, subject to the effect of (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to or affecting the enforcement of creditors' rights and remedies, and (ii) general principles of equity, whether considered in a proceeding in equity or at law.

OPINION AS TO CANADIAN LAW MATTERS TO BE PROVIDED BY FASKEN, MARTINEAU, DUMOULIN COVERING THE FOLLOWING OPINIONS:

               (1) The Corporation has been incorporated and is a valid and subsisting company under the Business Corporations Act (British Columbia), and, according to the records of the office of the Registrar of Companies for the Province of British Columbia, is in good standing with respect to the filing of annual returns.

               (2) The Subsidiary is a corporation incorporated under the laws of the Province of Ontario and has not been dissolved and
                    (a) is duly registered as an extraprovincial company under the Business Corporations Act (British Columbia) to do business and is in good standing with respect to the filing of annual returns in the Province of British Columbia; (b) is in good standing and is registered as an extraprovincial company in Saskatchewan; (c) is a valid and subsisting extra-provincial corporation in the Province of Alberta; and

                    (d) is duly registered as an extraprovincial corporation under the Corporations Act (Manitoba).

               (3) Each of the Corporation and the Subsidiary has all requisite corporate capacity, power and authority to carry on its business as now conducted by it, to own, operate and encumber its assets and to enter into, deliver and to perform its obligations under the Transaction Documents and to issue and deliver the Notes and the Purchased Shares.

               (4) The authorized share capital of the Corporation consists of 30,000,000 shares comprised of 20,000,000 common shares without par value 10,000,000 preferred shares, of which 6,000,000 have been designated as preferred Shares, Series
                    A. Of the authorized shares, 5,246,499 common shares are issued and outstanding.

               (5) The Transaction Documents have been duly authorized by all necessary corporate action on the part of the Corporation, have been duly executed and delivered by and on behalf of the Corporation and are valid and legally binding obligations of the Corporation.

               (6) The Modification Agreement has been duly authorized by all necessary corporate action on the part of the Subsidiary, has been duly executed and delivered by and on behalf of the Subsidiary and is a valid and legally binding obligation of the Subsidiary.

               (7) Neither the execution and delivery of the Transaction Documents to which each of the Corporation and the Subsidiary are a party, nor the fulfillment by the Corporation and the Subsidiary of the terms of the Transaction Documents to which each is a party, nor the issuance and delivery by the Corporation of the Notes, the Purchased Shares and the Warrant (a) conflicts or will conflict with or results or will result in a breach of, and do not create a state of facts which, after notice or lapse of time or both, will result in a breach of or conflict with any of the terms, conditions or provisions of the constating documents of the Corporation or its Subsidiary; or (b) contravene, conflict with or result in a breach or constitute a default under or give rise to any right to accelerate or require payment, repurchase or redemption of any obligation under any material contractual obligation to which any of them or their property is bound; or (c) result in, or require, the creation or imposition of any lien, security interest or other encumbrance (other than as contemplated by the Transaction Documents) upon or with respect to any of the properties now owned or hereafter acquired by the Company or its Subsidiary; or (d) cause the Corporation or any Subsidiary to be in default under any law, order, writ, judgment, injunction, decree, agreement, lease or instrument; or (e) require any approval of any shareholder of either of the Corporation or the Subsidiary, or of any governmental authority, which has not been obtained.

               (8) The Purchased Shares have been duly and validly allotted and issued to GEIPPP as fully paid and non-assessable Preferred Shares of the Corporation and are not subject to pre-emptive rights. The Warrant Shares and the Conversion Shares, when issued upon exercise of the Warrant or conversion of the Preferred Shares, respectively, and upon receipt of payment therefore, will be fully paid and non-assessable Common Shares of the Corporation and will not be subject to pre-emptive rights.

               (9) To our knowledge, there are no actions, suits, proceedings or investigations, whether on behalf of or against the Corporation or its Subsidiary, taken as a whole, pending or threatened against or affecting the Corporation or its Subsidiary, taken as a whole, at law or in equity, before or by any federal, provincial, municipal or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which involves the Transaction Documents or the transactions contemplated thereby or the validity of the issuance of the Notes, the Purchased Shares or the Warrant.

               (10) The offering, issuance and delivery of the Notes and the
                    Purchased Shares by the Corporation to GEIPPP in accordance with the terms of the Agreement are exempt, either by statute, regulation or order, from the prospectus and registration requirements of the Securities Act (British Columbia), and except as have been obtained or completed, no documents are required to be filed, proceedings taken, and no approval or consent of, or registration or filing with, any regulatory authority in British Columbia is required, in order to permit the offering, issuance and delivery of the Securities by the Company to GEIPPP. We note that the Company is required to file a report of the trade on Form 45-103F4, prepared, executed and filed in accordance with the applicable securities laws of British Columbia, with the British Columbia Securities Commission together with the requisite filing fee within ten days of such issuance and sale.

               (11) No filing, proceeding, approval, permit, consent, order or authorization is required to be made, taken or obtained to permit the issuance and delivery by the Corporation of the Conversion Shares or the Warrant Shares upon the conversion of the Purchased Shares or exercise of the Warrants, respectively, and such transactions will be exempt from the prospectus and registration requirements of Securities Act (British Columbia), provided no commission or other remuneration is paid or given to others in respect of the trade except for administrative or professional services or for services performed by a dealer registered under the Securities Act (British Columbia).

                                   EXHIBIT 7A1

                              CERTAIN SUBSIDIARIES

---------------------------------------------------------------------------
     NAME                                       JURISDICTION
---------------------------------------------------------------------------
Elephant & Castle Group Inc.                    British Columbia
---------------------------------------------------------------------------
The Elephant and Castle Canada Inc.             Ontario
---------------------------------------------------------------------------
Elephant & Castle, Inc.                         Texas
---------------------------------------------------------------------------
Elephant & Castle, Inc.                         Washington
---------------------------------------------------------------------------
Elephant and Castle of Pennsylvania, Inc.       Pennsylvania
---------------------------------------------------------------------------
E & C Pub, Inc.                                 California
---------------------------------------------------------------------------
Massachusetts Elephant & Castle Group, Inc.     Massachusetts
---------------------------------------------------------------------------
Elephant & Castle International, Inc.           Texas
---------------------------------------------------------------------------
Elephant & Castle (Chicago) Corporation         Nevada
---------------------------------------------------------------------------
Elephant & Castle East Huron, LLC               Illinois
(formerly Good Times Restaurants, LLC)
---------------------------------------------------------------------------
E&C San Francisco, LLC                          California
---------------------------------------------------------------------------
BC Restaurants, LLC                             California
---------------------------------------------------------------------------
E&C Capital, LLC                                Delaware
---------------------------------------------------------------------------

                                   EXHIBIT 7A2

          CERTIFICATE OF INCORPORATION, NOTICE OF ARTICLES AND ARTICLES

                                  See attached.

                                   EXHIBIT 7J

                                  PATENTS, ETC



_____________________________________________________________________________________

MARK                 OWNER                        STATUS/TYPE
_____________________________________________________________________________________
ELEPHANT & CASTLE    Elephant & Castle Group,     Registered Service Mark
                     Inc.
_____________________________________________________________________________________

ALAMO                Elephant & Castle, Inc.      Registered Service Mark
_____________________________________________________________________________________

ALAMO STEAKHOUSE     Elephant & Castle, Inc.      Registered Service Mark
& GRILL
_____________________________________________________________________________________

BANG ON              Elephant & Castle Group,     Pending Service Mark Application
                     Inc.
_____________________________________________________________________________________

LOGO                 Elephant & Castle Group,     Pending Service Mark Application
                     Inc.
_____________________________________________________________________________________

ALAMO GRILL          Elephant & Castle, Inc.      Georgia Registered Service Mark
_____________________________________________________________________________________

ALAMO GRILL          Elephant & Castle, Inc.      Minnesota Registered Service Mark
_____________________________________________________________________________________

                                   EXHIBIT 7S1

                     CERTAIN RESERVED SHARES AND AGREEMENTS

_____________________________________________________________________________________

PLAN OR SECURITY        STATUS                   NUMBER      TERMS
_____________________________________________________________________________________
1997 Employee Stock     Granted, not expired      74,000     Exercise price US$11.00+
Option Plan
_____________________________________________________________________________________

Non-Plan Options        Granted, not expired     162,500     Exercise price US$12.00+
_____________________________________________________________________________________

2001 Employee Stock     Granted, not expired     320,000     Exercise price US$1.00
Option Plan
_____________________________________________________________________________________

Delphi Notes            Outstanding              661,171     Convertible at US$1.00
Option Plan
_____________________________________________________________________________________

                                   EXHIBIT 7S2

                          CERTAIN OWNERS OF SECURITIES

________________________________________________________________________________
GEIPPPII                3,258,860 Common Shares              62.1%
________________________________________________________________________________

                                   EXHIBIT 7V

                             DISCONTINUED LOCATIONS

________________________________________________________________________________
Eaton's Centre                         Cancelled due to Lease Expiration
Toronto, Ontario
________________________________________________________________________________

Shilo Hotel                            Cancelled due to dispute with Shilo
Yuma, Arizona
________________________________________________________________________________

Shilo Hotel                            Cancelled due to dispute with Shilo
Pomona, California
________________________________________________________________________________

Intercity Mall                         Cancelled due to Lease Expiration
Thunder Bay, Ontario
________________________________________________________________________________

Pacific Centre Mall                    Cancelled due to Lease Expiration
Vancouver, British Columbia
________________________________________________________________________________

Cornwall Centre                        Cancelled due to Lease Expiration
Regina, Saskatchewan
________________________________________________________________________________

Franklin Mills Mall                    Cancelled due to low sales
Franklin Mills, Pennsylvania
________________________________________________________________________________

Scarborough Town Centre                Rainforest Cafe Joint Venture with
Scarborough, Ontario                   Rainforest Cafe, Inc
                                       Cancelled due to low sales
________________________________________________________________________________

Metrotown Centre                       Rainforest Cafe Joint Venture with
Burnaby, British Columbia              Rainforest Cafe, Inc
                                       Cancelled due to low sales
________________________________________________________________________________

Guildford Mall                         Cancelled due to Lease Expiration
Surrey, British Columbia
________________________________________________________________________________

Alamo Franchise, Holiday Inn           Franchisee termination
Atlanta, Georgia
________________________________________________________________________________

Bellis Fair Mall                       Cancelled due to low sales
Bellingham, Washington
________________________________________________________________________________

Alamo, Mall of America                 Cancelled due to Lease Expiration
Bloomington, Minnesota
________________________________________________________________________________

Alamo Franchise, Holiday Inn           Franchisee termination
Anaheim, California
________________________________________________________________________________

________________________________________________________________________________
Alamo Franchise, Holiday Inn           Franchisee termination
Sarasota, Florida
________________________________________________________________________________

Elephant & Castle, BCIT                Cancelled due to Lease Expiration
Burnaby, British Columbia
________________________________________________________________________________

Elephant & Castle, West Edmonton Mall  Cancelled due to Lease Expiration
Edmonton Alberta
________________________________________________________________________________

                                   EXHIBIT 7Y

                   RELATIONSHIP WITH GENERAL ELECTRIC COMPANY

None.